FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

To the Board of Directors of Equitable Financial Life Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of Equitable Financial Life Insurance Company of America (the “Company”), which comprise the statutory statements of assets, liabilities, surplus and other funds as of December 31, 2025 and 2024, and the related statutory statements of summary of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities, surplus and other funds of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 7, 2026

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Balance Sheets — Statutory Basis

December 31, 2025 and 2024

	2025	2024
	(in millions)
ASSETS
Cash and Invested assets:
Cash, cash equivalents and short-term investments	$3,773.4	$166.1
Fixed maturities	7,593.2	3,019.5
Perpetual preferred stocks	—	1.2
Common stocks	5.4	3.9
Mortgage loans	557.7	68.4
Policy loans	104.5	196.9
Derivatives and other invested assets	570.3	151.3

Total invested assets	12,604.5	3,607.3
Investment income due and accrued	79.9	26.2
Funds held by or deposited with reinsured companies	5,351.0	11,669.6
Net deferred tax asset	—	26.0
Deferred asset — derivatives	1,668.7	1,571.7
Deferred asset on non-economic novation	516.4	—
Other assets	339.5	198.3
Separate account assets	92,888.4	32,830.8

Total assets	$113,448.4	$49,929.9

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Policy reserves & deposit type funds	$11,228.2	$14,276.0
Policy and contract claims	124.9	174.0
Transfer to (from) separate accounts due and accrued	(3,810.9)	(3,786.3)
Asset valuation reserve	212.4	61.7
Amounts withheld or retained by company as agent or trustee	7,086.9	2,522.5
Net deferred tax liability	149.9	—
Fund held under coinsurance	1,088.2	—
Other liabilities	426.7	246.9
Separate account liabilities	92,859.6	32,371.5

Total liabilities	109,365.9	45,866.3

Capital and surplus:
Common stock, $1.00 per share par value, 5,000,000 shares authorized, 2,500,000 shares issued and outstanding	2.5	2.5
Paid-in surplus	299.6	1,884.6
Special surplus funds	2,027.5	1,624.7
Unassigned surplus	1,752.9	551.8

Total capital and surplus	4,082.5	4,063.6

Total liabilities and capital and surplus	$113,448.4	$49,929.9

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Operations — Statutory Basis

Years Ended December 31, 2025, 2024 and 2023

	2025	2024	2023
	(in millions)
PREMIUMS AND OTHER REVENUES:
Premiums and annuity considerations	$8,493.3	$18,326.5	$24,640.3
Net investment income (loss)	(255.6)	120.2	104.8
Separate accounts net gain/(loss) including associated separate account fees	865.7	74.1	(342.2)
Separate accounts’ modified coinsurance reinsurance assumed	10,583.1	$12,937.3	7,710.2
Funds withheld reinsurance assumed income net of SSAP 108 deferral	(613.9)	(92.8)	52.9
Commission and expense allowances on reinsurance ceded	3,342.9	4.4	10.2
Other income	62.7	65.9	46.6

Total premiums and other revenues	$22,478.2	$31,435.6	$32,222.8

BENEFITS AND EXPENSES:
Policyholder benefits	16,098.6	15,812.9	9,970.5
Increase (decrease) in reserves	(7,190.3)	12.1	11,924.4
Commission and expense allowances on reinsurance assumed	333.8	485.0	1,381.4
Separate Accounts’ modified coinsurance reinsurance ceded	1,133.0	118.2	97.3
Commissions	1,146.1	882.1	601.3
Operating expenses	279.7	212.7	193.8
Funds withheld reinsurance ceded	195.7	—	—
Transfer to or (from) separate accounts, net	9,328.0	13,597.1	6,663.3

Total benefits and expenses	$21,324.6	$31,120.1	$30,832.0

Net gain (loss) from operations before federal income taxes (“FIT”)	1,153.6	315.5	1,390.8
FIT expense (benefit) incurred (excluding tax on capital gains)	350.7	(31.5)	686.7

Net gain (loss) from operations	802.9	347.0	704.1
Net realized capital gains (losses), net of tax	118.5	$370.9	87.5

Net income (loss)	$921.4	$717.9	$791.6

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Changes in Capital and Surplus — Statutory Basis

Years Ended December 31, 2025, 2024 and 2023

CHANGES IN CAPITAL AND SURPLUS

	December 31,
	2025	2024	2023
	(in millions)
Balance — beginning of year	$4,063.6	$4,394.6	$402.9
Prior year adjustment	13.7	—	—

Adjusted balance — beginning of year	4,077.3	4,394.6	402.9
Net income (loss)	921.4	717.9	791.6
Change in net unrealized capital gains (losses), net of tax	16.3	(278.3)	293.8
Change in asset valuation reserve	(150.7)	(27.8)	(17.0)
Change in net admitted deferred tax asset excluding tax on unrealized gains	(180.1)	(9.8)	10.5
Changes in surplus as a result of reinsurance	881.1	(28.6)	1,837.2
Change in deferred asset on novation (net of amortization)	399.5	—	—
Surplus (contributed to) withdrawn from Separate account	656.8	(478.7)	(386.6)
Other change in surplus in Separate account	(954.6)	478.7	389.3
Other changes to surplus	0.5	(3.6)	22.9
Paid-in surplus — (return of capital)/capital contributions	(1,585.0)	—	1,050.0
Dividends to stockholders	—	(700.8)	—

Balance — end of year	$4,082.5	$4,063.6	$4,394.6

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Cash Flows — Statutory Basis

Years Ended December 31, 2025, 2024 and 2023

	December 31,
	2025	2024	2023
	(in millions)
Cash from operations:
Premiums and other considerations	$17,373.6	$15,718.3	$12,244.2
Net investment income	(225.4)	109.8	100.1
Other income	426.6	169.0	7,210.4

Total income	17,574.8	15,997.1	19,554.7
Policy benefits	4,227.6	1,011.0	9,869.6
Net transfer to (from) separate account	8,554.1	15,000.4	9,687.8
Commissions, expenses, other deductions	2,224.4	1,186.2	398.1
Federal income taxes (paid) recovered	386.6	779.6	0.4

Total expenses	15,392.7	17,977.2	19,955.9

Net cash from (used in) operations	2,182.1	(1,980.1)	(401.2)

Cash from investing activities:
Proceeds from investments sold, matured or repaid:
Fixed maturities	3,113.6	560.2	504.0
Common stocks	1.2	19.2	74.8
Mortgage loans	5.1	—	—
Other invested assets	5.1	—	—
Derivatives and other miscellaneous proceeds	18.8	969.7	30.2

Total investment proceeds	3,143.8	1,549.1	609.0

Cost of investments acquired:
Fixed maturities	7,754.0	914.0	1,093.8
Common stocks	1.5	2.9	74.8
Mortgage loans	494.3	—	51.4
Change in policy loans	150.6	25.5	29.8
Other invested assets	116.2	34.2	—
Derivatives and other investments payments	95.9	20.7	575.2

Total investments acquired	8,612.5	997.3	1,825.0

Net cash (used in) provided by investing activities	(5,468.7)	551.8	(1,216.0)

Cash from (used in) financing activities and miscellaneous sources:
Capital and paid in surplus	(1,585.0)	—	1,050.0
Dividend to stockholders	—	(700.8)	—
Net deposits on deposit-type contracts	4,139.0	(2.0)	5.7
Other cash provided (applied)	4,339.9	1,768.1	900.5

Net cash from (used in) financing activities and miscellaneous sources	6,893.9	1,065.3	1,956.2

Net change in cash, cash equivalents, and short-term investments	3,607.3	(363.0)	339.0
Cash, cash equivalents and short-term investments, beginning of year	166.1	529.1	190.1

Cash, cash equivalents and short-term investments, end of year	$3,773.4	$166.1	$529.1

For supplemental disclosures of cash flow information for non-cash transactions see Note 2.

See Notes to Financial Statements — Statutory Basis.

Equitable Financial Life Insurance Company of America

Notes to Financial Statements — Statutory Basis

1)	ORGANIZATION AND DESCRIPTION OF BUSINESS

Equitable Financial Life Insurance Company of America (herein referred to as either “EFLOA” or the “Company”), is an Arizona stock life insurance company whose primary business is to provide life insurance, annuity and group employee benefit products to both individuals and businesses. The Company is a wholly owned subsidiary of Equitable Financial Services, LLC (“EFS”) a downstream holding company of Equitable Holdings, Inc., and collectively with its consolidated subsidiaries referred to herein as “Holdings”. The Company is an indirect, wholly-owned subsidiary of Holdings. EFLOA is licensed to sell its products in 49 states (not including New York), the District of Columbia and Puerto Rico.

There were number of large reinsurance, recapture and novation transactions during 2025 and 2023 that impacted the Company. For additional information on the Reinsurance Agreements see Note 12.

2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements of EFLOA have been prepared in conformity with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions (“AZ DIFI”) (“SAP”).

There were number of large reinsurance, recapture and novation transactions during 2025 and 2023 that impacted the Company.

Use of Estimates in Preparation of the Financial Statements

The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates.

Some of the significant estimates include valuation of investments, including derivatives (in the absence of quoted fair values) and those used in determining the measurement of a recognized other than temporary impairments; aggregate reserves; claim liabilities; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters, if applicable.

Significant Accounting Policies

The Arizona Department of Insurance and Financial Institutions recognizes only SAP for determining and reporting the financial condition and results of operations of an insurance company in order to determine its solvency under the Arizona State Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Arizona. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.

AZ DIFI has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, some of which affect the financial statements of the Company. Additionally, the Company has been granted a permitted practice. These are discussed in more detail as follows:

Prescribed Accounting Practice

During 2022, the Company received approval from AZ DIFI pursuant to A.R.S. 20-515 for Separate Account No. 68A (“SA 68A”) for our Structured Capital Strategies product, Separate Account No. 69A (“SA 69A”) for our EQUI-VEST product Structured Investment Option and Separate Account No. 71A (“SA 71A”) for our Investment Edge Structured Investment Option, to permit us to use book value as the accounting basis of these three non-insulated Separate Accounts instead of fair value in accordance with the NAIC Accounting and Practices and Procedures Manual to align with how we manage and measure our overall general account asset portfolio. The impact of the application is a decrease of approximately $1,013.6 million in statutory surplus as of December 31, 2025 and a decrease in statutory net income of $935.4 million for the full year ended December 31, 2025.

Permitted Accounting Practice

The AZ DIFI granted to EFLOA a permitted practice to deviate from SSAP No. 108 by applying special accounting treatment for specific derivatives hedging variable annuity benefits subject to fluctuations as a result of interest rate sensitivities. The permitted practice expands on SSAP No. 108 hedge accounting to include equity risks for the full scope of Variable Annuity (VA) contracts (i.e., not just the rider guarantees but for the VA total contract). The permitted practice allows EFLOA to adopt SSAP 108 retroactively from October 1, 2023 and applies to both directly held VA hedges as well as VA hedges in the EFLOA funds withheld asset that resulted from the reinsurance agreement (the “Reinsurance Treaty”) with Equitable Financial Life Insurance Company (“EFLIC”), an affiliate of the Company, effective April 1, 2023. In the calculation of the amount of excess VA equity and interest rate derivative hedging gains gains/losses to defer (including Net Investment Income on our Equity Total Return Swaps), the permitted practice allows us to compare our total equity and interest derivatives gains and losses to 100% of our target liability change. Any hedge gain or loss deferrals will follow SSAP No. 108 amortization rules (i.e. 10-year straight line).

This permitted practice impacts the following financial statement line items:

•	Statement of Assets, liabilities and surplus lines: Deferred asset — derivatives and Special surplus funds.

•	Statement of Summary of Operations and Statements of Changes in Capital Surplus lines: Net Investment Income, Funds Withheld reinsurance assumed income net of SSAP 108 deferred, Net Realized Capital Gains (losses) and Net Change in Net Unrealized Capital Gains (losses).

The impact of applying this permitted practice relative to SSAP 108 as written was an increase of approximately $17.5 million in statutory net income and $1,404.5 million in special surplus funds as of December 31, 2025.

If the Company had not used all of the aforementioned prescribed and permitted practices that differ from NAIC SAP, a risk-based capital regulatory event would not have been triggered.

As discussed, there were differences in EFLOA’s net income and capital and surplus between SAP and NAIC SAP in 2025, 2024 and 2023. A reconciliation of net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Arizona is shown below (in millions):

	SSAP#	F/S Page	F/S Line #	2025	2024	2023
NET INCOME
(1) EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA basis	XXX	XXX	XXX	$921.4	$717.9	$791.6
(2) State Prescribed Practices that increase/decrease NAIC SAP
SA 68A, 69A, 71A book value vs. fair value	N/A	N/A	N/A	(935.4)	15.4	(93.4)
(3) State Permitted Practices that increase/decrease NAIC SAP
SSAP 108, Derivatives Hedging Deferral (Direct and Assumed)	N/A	N/A	N/A	17.5	788.7	653.5
(4) NAIC SAP (1 - 2 - 3 = 4)	XXX	XXX	XXX	$1,839.3	$(86.2)	$231.5

ENDING SURPLUS AT DECEMBER 31,
(5) EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA state basis	XXX	XXX	XXX	$4,082.5	$4,063.6	$4,394.6
(6) State Prescribed Practices that increase/decrease NAIC SAP
SA 68A, 69A, 71A book value vs. fair value	N/A	N/A	N/A	(1,013.6)	(78.3)	(93.7)
(7) State Permitted Practices that increase/decrease NAIC SAP
SSAP 108, Derivatives Hedging Deferral (Direct and Assumed)	N/A	N/A	N/A	1,404.5	1,381.0	621.3
(8) NAIC SAP (5 - 6 - 7 = 8)	XXX	XXX	XXX	$3,691.6	$2,760.9	$3,867.0

Listed below is the supplemental disclosures of cash flow transactions for non-cash items excluded in the Cash Flow:

	2025*	2024	2023*
	(in millions)
Premiums and annuity considerations	$8,432.9	$(165.0)	$(13,165.3)
Miscellaneous Income	(5,074.1)	(844.2)	(6.3)

Total	3,358.8	(1,009.2)	(13,171.6)
Commissions and expenses paid	—	(118.7)	(1,072.4)

Total	—	(118.7)	(1,072.4)
Net cash from operations	$3,358.8	$(890.5)	$(12,099.2)

Bonds proceeds	910.5	(77.0)	(17.6)
Stocks proceeds	(1.2)	—	—
Other Invested assets proceeds	(250.0)	—	—

Total investment proceeds	659.3	(77.0)	(17.6)
Bonds acquired	1,822.3	(77.0)	(17.6)
Stocks acquired	(1.2)	—

Total investments acquired	1,821.1	(77.0)	(17.6)
Net increase (decrease) in policy loans and premium notes	367.8	—	—

Net cash from investments	$(1,529.6)	$—	$—

Capital and paid in surplus	250.0	—	—
Other cash provided (applied)	(2,079.2)	890.5	12,099.2

Net cash from financing and miscellaneous sources	$(1,829.2)	$890.5	$12,099.2

Total non-cash transactions	$—	$—	$—

*	2025 and 2023 is primarily driven by of large reinsurance transactions.

Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles are reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods There were no significant accounting changes in 2025 that required adjustments to opening unassigned surplus.

Effective January 1, 2025 the Company’s General Account and non insulated Separate Accounts adopted revisions to SSAP 26 — Bonds to incorporate their principles-based bond definition project’s (PBBD) concepts on what should be reported as a long-term bond. In accordance with the transition guidance specifically for PBBD, this is not a change in accounting principle.

In accordance with adoption of the revision to SSAP 26 — Bonds, effective January 1, 2025, the Company’s General Account and non insulated Separate Accounts had no impacted investments to reclassify from Schedule D. The Company adopted SSAP No. 21 — Other Admitted Assets with respect to residual accounting that resulted in a change in measurement to cost recovery. This has no impact other than the change the measurement basis going forward.

Prior Year Adjustments recorded in 2025:

During the third quarter of 2025, the Company discovered an error relating to the calculation of asset-based commissions for certain retail variable annuity policies. The error resulted in an overstatement of commission expense paid by the Company to its distribution company affiliate, Equitable Network, for the years 2023 and 2024. As a result of this error and in accordance of SSAP No. 3 — Accounting Changes and Corrections of Errors, the Company recorded a prior year correction to increase opening surplus by $13.7 million within Statements of Changes in Capital and Surplus, Prior year adjustments and included a current and deferred tax expense of $2.9 million within the appropriate tax lines. The Company’s management does not believe this correction to be material to the Company’s results of operations, financial position, or cash flow for any of the Company’s previously filed annual statements.

Reconciliation of Annual Statement to Audited Financial Statements

Listed below is the reconciliation between the accompanying audited financial statements and the annual statements as filed 2024 and 2023 (in millions):

No reconciliation is required between the accompany audited financial statements and the annual statements for the year ended 2025, as there are no adjusting items

	Total Assets	Total Liabilities	Capital and Surplus	2024 Net Income	2024 Changes in Capital and Surplus (excluding Net Income)	2024 Net Changes in Capital and Surplus
December 31, 2024
Annual Statement as filed	$49,935.0	$45,871.4	$4,063.6	$717.9	$(1,062.8)	$(344.9)
Current year impact of 2023 Audited Adjustments	(5.1)	(5.1)	—	—	13.9	13.9
Audited statutory financial statements as reported herein	$49,929.9	$45,866.3	$4,063.6	$717.9	$(1,048.9)	$(331.0)

	Total Assets	Total Liabilities	Capital and Surplus	2023 Net Income	2023 Changes in Capital and Surplus (excluding Net Income)	2023 Net Changes in Capital and Surplus
December 31, 2023
Annual Statement as filed	$32,491.1	$28,082.6	$4,408.5	$811.8	$3,193.8	$4,005.6
Shared based compensation awards charge	—	2.1	(2.1)	(2.1)	—	(2.1)
Separate account fee income assumed	(22.9)	(4.8)	(18.1)	(18.1)	—	(18.1)
Day 1 Initial Premium Reinsurance Treaty with EFLIC	(9.5)	(15.8)	6.3	—	6.3	6.3
Separate account MODCO Day 2 premiums/benefits	—	—	—	—	—	—
Accounts remap MODCO/FWH	—	—	—	—	—	—
Audited statutory financial statements as reported herein	$32,458.7	$28,064.1	$4,394.6	$791.6	$3,200.1	$3,991.7

Difference between Generally Accepted Accounting Principles (“GAAP”) and SAP

The differences between statutory surplus and capital stock determined in accordance with SAP and total shareholder’s equity under GAAP are primarily:

(a) the inclusion in SAP of an Asset Valuation Reserve (“AVR”);

(b) policy reserves and deposit type funds under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;

(c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods;

(d) under SAP, Federal income taxes are provided on the basis of amounts currently payable and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. Further, deferred tax assets are reflected to the extent the probability of realization is more likely that not and admissibility of deferred tax assets that are considered realizable is limited while under GAAP, current and deferred Federal income taxes are reported in both income and comprehensive income and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Deferred tax assets are subject to a similar realization assessment under GAAP;

(e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral under SAP of interest-related realized capital gains and losses on fixed income investments through the Interest Maintenance Reserve (“IMR”) intended to stabilize surplus from fluctuations in the value of the investment portfolio;

(f) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP

(g) under GAAP, subsidiaries’ financial results are consolidated within the parent company’s financial statements while under SAP the subsidiaries’ equity is recorded in the parent company’s financial statements;

(h) certain products and ceded reinsurance contracts are considered embedded derivatives and are reported at fair value under GAAP, where under SAP they are reported as gross and ceded reserve liabilities based on the appropriate SAP accounting principles;

(i) reserves and reinsurance recoverables on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively, under SAP while under GAAP these reinsured amounts are reflected as an asset;

(j) under SAP, premiums, regardless of policy type, are recognized when due and include the change in the deferred premium asset while under GAAP revenue recognition varies by product type and does not include the change in deferred premiums;

(k) certain assets, primarily prepaid assets, negative IMR, certain deferred taxes and computer software development costs, are not admissible under SAP but are admissible under GAAP

(l) general account derivatives unrealized gains and losses flow through surplus under SAP but through income under GAAP, except for the coupon accrual component of swaps which flows through net investment income.

(m) for reinsurance of in-force life insurance contracts, under SAP requires the ceded commission gain/loss to be recognized immediately either through operations (loss) or through surplus and subsequently amortized into net income over the life of the policies (gain) while under GAAP these requires the recognition of gain/loss to be delayed into future periods.

(n) under SAP, non-economic assumption reinsurance transaction in accordance with SSAP No. 61R paragraph 65, no gain/loss is recognized at the time of novation while under GAAP, there is no explicit guidance for non-economic assumption reinsurance transactions or novation.

The Company does not produce standalone GAAP financial statements effective January 1, 2025. The effects of the differences between GAAP and SAP on the accompanying statutory financial statements have not been determined, but are presumed to be material.

Listed below are the Company’s Statutory and GAAP Net Income and Capital and Surplus/Shareholders Equity as of 2024 and 2023 (in millions):

	2024	2023
GAAP Net Income	$560.0	$1,191.0
GAAP to STAT Adjustments	157.9	(399.4)

Statutory Net Income (Loss)	$717.9	$791.6

GAAP Shareholder’s Equity	$1,911.0	$2,160.0
GAAP to STAT Adjustments	2,152.6	2,234.6

Statutory Capital and Surplus	$4,063.6	$4,394.6

Other Accounting Policies

Recognition of Premium and Related Expenses

Premiums, considerations and purchase payments are generally recognized as income when due. Payments on deposit type contracts are recorded to the policy reserve. Policy acquisition costs incurred in connection with the acquiring of new business, such as commissions, underwriting, agency and policy issuance expenses, are charged to operations as incurred.

Reinsurance ceded

Policy and contract liabilities ceded to reinsurers under coinsurance agreements have been reported as reductions of the related reserves. Any reinsurance balance amounts deemed to be uncollectible are written off through a charge to earnings. A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability for unauthorized reinsurers are credited or charged to surplus. Any increase in surplus net of tax resulting from a new reinsurance agreement is recognized as a direct credit to surplus. Recognition of the surplus increase as income is amortized net of tax as earnings emerge from the business reinsured, with no additional impact to surplus. Losses from new reinsurance treaties are expensed immediately.

Coinsurance with Funds Withheld

Premiums paid or payable to the reinsurer net of any experience refunds shall reduce premium income. Policy benefit payments paid by the reinsurer shall reduce reported policy benefits. Expense allowances paid by the reinsurer shall be reported separately in the summary of operations as earned. Policy reserves are reduced for the portion of the obligation assumed by the reinsurer. Amounts withheld by the ceding entity shall be recorded as a separate liability with any interest payable on the amounts withheld reported as a component of Funds withheld reinsurance ceded net investment income.

Valuation of Investments

Fixed maturities, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Arizona Department of Insurance and Financial Institutions and the NAIC. The new NAIC Designation Category applies wherever an NAIC Designation is reported and produced by the SVO. The more granular delineations of credit risk are called an NAIC Designation Category, a combination of the NAIC Designation and NAIC Designation Modifier, and are distributed as follows, 20 in total: 7 for the NAIC 1 Designation grade indicated by the letters A through G; 3 delineations for each of the NAIC Designation grades NAIC 2, NAIC 3, NAIC 4 and NAIC 5 indicated by the letters A, B and C, and 1 delineation for NAIC Designation grade NAIC 6 with no NAIC Designation Modifier. Bonds rated in the top five NAIC Designations are generally valued at amortized cost while bonds rated at the lowest NAIC Designation is valued at lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment.

The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased. For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

Mortgage backed and assets backed bonds are amortized using the effective interest method including anticipated prepayments from the date of purchase; significant changes in the estimated cash flows from original purchase assumptions are accounted for using the retrospective method. Mortgage backed and asset backed bonds carrying values are adjusted for impairment deemed to be other than temporary through write-downs recorded as realized capital losses.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Publicly and not publicly traded unaffiliated common stocks are stated at fair value.

Preferred stock are measured based on the underlying characteristics (redeemable, perpetual or mandatory convertible) and the quality rating expressed as an NAIC designation. Highest-quality, high-quality or medium quality redeemable preferred stocks (NAIC designations 1 to 3) are stated at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. Mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. Impairments in value deemed to be other than temporary are recorded through write-downs and accounted for as realized capital losses.

Short-term investments are stated at cost or amortized cost, which approximates fair value.

Cash and cash equivalents includes cash on hand, money market funds, amounts due from banks, highly liquid debt instruments purchased with a maturity of three months or less, and certificates of deposit with a maturity of one year or less.

Mortgage loans on real estate are stated at unpaid principal balances net of unamortized discounts or premiums, fees and valuation allowances. Valuation allowances are established for mortgage loans that are considered impaired by management and recorded based on the difference between collateral value less estimated sales costs and the amortized cost of the mortgage loan. A mortgage loan that is considered other than temporary impairment impaired by management is written down to collateral value less estimated sales costs with the write-down recorded as a realized capital loss. Mortgage loans for which foreclosure is probable are considered other than temporarily impaired by management.

Policy loans are stated at unpaid principal balances.

Equity partnership investments are accounted for using the equity method. The individual partnerships are reflected at fair value with mark to market adjustments recorded to unrealized capital gains and losses; partnership values are adjusted for impairments in value deemed to be other than temporary through write-downs recorded as realized capital losses.

All insurance subsidiaries are reported at their respective statutory net equity values.

The Company enters into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. The agreements require a minimum of 102% and 105% of the fair value of the domestic and foreign securities loaned to be held as collateral. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Income and expenses associated with securities lending transactions are reported within net investment income.

Derivatives are used for asset/liability risk management. If the hedging relationship is effective, the derivative is accounted for in the same manner as the hedged item. If the derivative is not in an effective hedging relationship, the derivative is marked to fair value by recording an unrealized gain or loss (see Note 6 for additional information).

In addition, EFLOA has executed various collateral arrangements with counterparties regarding over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies, or, for some counterparties, investment-grade corporate bonds.

As of September 2023, the NAIC adopted a change to the reporting of net negative Interest Maintenance Reserve (IMR). Reporting entities that qualify pursuant to certain limitations, are permitted to admit previously disallowed negative IMR up to 10% of the reporting entity’s adjusted general account capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with its domiciliary state commissioner. The capital and surplus cap is adjusted to exclude any net positive goodwill, EDP equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. As a result of the change, as of December 31, 2025 and 2024, EFLOA was able to record an asset totaling $23.6 million and $52.0 million, respectively, within the Other assets line item.

Realized Investment Gains (Losses) and Unrealized Capital Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of net income. The change in unrealized capital gains (losses) is presented as a component of change in surplus.

The AVR and IMR are required under SAP. The AVR for the General Account and Separate Accounts for which EFLOA bears the investment risk is determined by a specified formula and provides for possible future investment losses through charges to capital and surplus. The AVR requires reserves for bonds, preferred stocks, common stocks, mortgage loans on real estate, real estate, and other investments. The IMR captures, for all types of fixed income investments, the realized investment gains and losses which result from changes in the overall level of interest rates. These deferred investment gains or losses are amortized into income over the remaining term to maturity of the investments sold.

Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company determines fair value based upon quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

Separate Accounts

Separate account assets and liabilities represent primarily segregated funds administered and invested by the Company for the benefit of certain contract holders. Approximately 38 percent of these assets consist of securities reported at fair value and 62 percent consist of fixed maturity securities carried at amortized cost in book value separate accounts. Securities carried at amortized cost had a carrying value of $54,731.7 million, fair value of $55,569.6 million, and unrealized gain of $837.9 million as of December 31, 2025. Securities carried at amortized cost had a carrying value of $23,774.8 million, fair value of $23,798.8 million, and unrealized gain of $24.0 million as of December 31, 2024. Premiums, benefits and expenses of the separate accounts are included in the Company’s Statements of Operations.

Under the 2025 Reinsurance agreement with Equitable Financial Bermuda RE Ltd. (“EFBR”) and the 2013 reinsurance agreement with Protective Life Insurance Company (“Protective”), separate account products subject to the agreement are ceded on a modified coinsurance (“MODCO”) basis, with separate account assets and liabilities remaining with EFLOA. The separate account net gains from operations and fees associated with these separate account contracts and the Net transfers to or (from) Separate Accounts are ceded to Protective, and included in the “Separate Accounts’ modified coinsurance reinsurance ceded” line in the Statements of Operations.

Non-Admitted Assets

Certain assets designated as “non-admitted” (certain deferred taxes, prepaid expenses, accrued interest on certain investments, negative IMR and intangible asset) are excluded from assets and statutory surplus. The Company had $4.8 million and $5.3 million of non-admitted assets as of December 31, 2025 and 2024, respectively.

Policy and Contract Claims

Policy and contract claim expenses are reported in the period when the Company determines they are incurred. The claim liability would include an estimate for claims incurred but not reported.

Aggregate Reserves

Aggregate reserves for insurance and annuity policies are generally computed under the Commissioners’ Reserve Valuation Method and Commissioners’ Annuity Reserve Valuation Method, respectively, or otherwise under the net level premium method or comparable method, and are subject to reserve adequacy testing. Reserves for variable annuity products are principle-based reserves (“PBR”) and are computed in accordance to NAIC VM-21. Reserves for the indexed universal life products introduced in 2018 and later and variable universal life products introduced in 2019 and later are PBR computed in accordance with NAIC VM-20.

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves range from 3.5% to 6.0% for life insurance reserves and from 2.8% to 5.3 % for annuity reserves.

Federal Income Taxes

The Company has a tax sharing agreement with Holdings and is included in a consolidated federal income tax return together with Holdings and other affiliates. In accordance with the tax sharing agreement, tax expense is based on a separate company computation. Any loss not currently usable is carried forward and credited when usable by the Company on a separate basis.

3)	INVESTMENTS

Fixed Maturities

The following table provides additional information relating to fixed maturities and common stocks held (in millions):

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2025
Issuer Credit Obligations:
U.S. Government Obligations	$248.5	$8.4	$—	$256.9
Other U.S. Government Obligations	21.0	0.6	—	21.6
Non-U.S. Sovereign Jurisdiction Securities	38.1	1.1	2.3	36.9
Municipal Bonds — General Obligations (Direct & Guaranteed)	16.2	—	3.2	13.0
Municipal bonds — Special Revenue	19.6	0.2	4.0	15.8
Corporate Bonds (Unaffiliated)	2,811.2	53.6	190.7	2,674.1
Corporate Bonds (Affiliated)	800.0	—	—	800.0
Single Entity Backed Obligations (Unaffiliated)	4.6	—	0.3	4.3
Bonds Issued by Funds Representing Operating Entities (Unaffiliated)	3.1	—	0.1	3.0
Bank Loans — Acquired (Unaffiliated)	237.7	1.4	0.1	239.0

Total Issuer Credit Obligations	$4,200.0	$65.3	$200.7	$4,064.6
Asset-Backed Securities:
Agency Residential Mortgage-Backed Securities (MBS) — Guaranteed	$137.5	$2.7	$—	$140.2
Agency Residential MBS - Not/Partially Guaranteed	111.0	2.9	—	113.9
Non-Agency Residential MBS (Unaffiliated)	880.2	8.1	4.5	883.8
Non-Agency Commercial MBS (Unaffiliated)	438.9	3.7	0.4	442.2
Non-Agency — CLOs/CBOs/CDOs (Unaffiliated)	508.6	0.8	0.2	509.2
Other Financial ABS — Self Liquidating (Unaffiliated)	341.5	2.5	0.7	343.3
Lease-Backed Securities — Practical Expedient (Unaffiliated)	275.1	1.3	0.6	275.8
Other Non-Financial ABS — Practical Expedient (Unaffiliated)	544.1	1.9	1.8	544.2
Lease-Backed Securities — Full Analysis (Unaffiliated)	94.2	0.4	0.6	94.0
Other Non-Financial ABS — Full Analysis (Unaffiliated)	62.1	0.4	—	62.5

Total Asset-Backed Securities	$3,393.2	$24.7	$8.8	$3,409.1

Total Bonds	$7,593.2	$90.0	$209.5	$7,473.7

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
U.S. Government	$187.0	$1.4	$1.0	$187.4
All Other Governments	9.7	0.2	0.1	9.8
States, Territories & Possessions	31.0	—	7.0	24.0
Political Subdivisions of States and Territories	3.9	—	1.0	2.9
Special Revenue & Special Assess. Obligations	61.0	2.7	1.2	62.5
Industrial & Misc. (Unaffiliated)	2,726.9	9.7	301.2	2,435.4

Total Fixed Maturities	$3,019.5	$14.0	$311.5	$2,722.0

Proceeds from sales of investments in fixed maturities and common stocks during 2025 2024 and 2023 were $1,729.7 million, $19.2 million and $375.8 million, respectively. Gross gains of $4.3 million in 2025, $0.1 million in 2024 and $0.1 million in 2023 and gross losses of $11.9 million in 2025, $0.2 million in 2024 and $5.0 million in 2023, respectively were realized on these sales.

The carrying value and estimated fair value of fixed maturities at December 31, 2025, by contractual maturity are as follows (in millions):

	Carrying Value	Estimated Fair Value
Due in one year or less	$80.3	$80.2
Due after one year through five years	1,570.3	1,569.6
Due after five years through ten years	864.8	869.9
Due after ten years through twenty years	1,684.1	1,658.6
Due after twenty years	3,193.6	3,091.8
Mortgage-backed securities	200.1	203.6

Total Fixed maturities	$7,593.2	$7,473.7

Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.The Company’s management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews the Company’s securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

The following table discloses fixed maturities (381 issues) and (581 issues) that have been in a continuous unrealized loss position for less than a twelve month period or greater than a twelve month period as of December 31, 2025 and 2024, respectively (in millions):

	Less than 12 Months		12 Months or Longer		Total
	Estimated Fair Value	Gross Unrealized Losses*	Estimated Fair Value	Gross Unrealized Losses*	Estimated Fair Value	Gross Unrealized Losses*
December 31, 2025
Fixed Maturities:
Issuer Credit Obligations
Corporate Bonds	$255.6	$3.3	$711.0	$187.8	$966.6	$191.1
Government Bonds	—	—	17.3	2.4	17.3	2.4
Municipal Bonds	—	—	25.6	7.2	25.6	7.2
Specific Instruments	18.3	—	—	—	18.3	—
Asset-Backed Securities
Financial ABS — Self-liquidating	$418.9	$4.7	$9.8	$3.6	428.7	8.3
Non-Financial ABS — Full Analysis	30.5	0.6	—	—	30.5	0.6
Non-Financial ABS — Practical Expedient	259.1	1.9	7.5	0.5	266.6	2.4

Total Fixed Maturities	$982.4	$10.5	$771.2	$201.5	$1,753.6	$212.0

*	Foreign exchange and lower of cost or market (valuation allowance) of $2.5 million is included in Gross Unrealized Losses as of 2025.

	Less than 12 Months		12 Months or Longer		Total
	Estimated Fair Value	Gross Unrealized Losses*	Estimated Fair Value	Gross Unrealized Losses*	Estimated Fair Value	Gross Unrealized Losses*
December 31, 2024
Fixed Maturities:
U.S. Government	$61.4	$1.0	$2.5	$—	$63.9	$1.0
All Other Government	4.6	0.1	—	—	4.6	0.1
States, Territories & Possessions	—	—	24.0	7.0	24.0	7.0
Political Subdivision of States and Territories	—	—	2.9	1.0	2.9	1.0
Special Revenue & Special Assess. Obligations	—	—	7.5	1.2	7.5	1.2
Industrial & Misc. (Unaffliliated)	177.9	3.9	1,442.2	297.3	1,620.1	301.2

Total Fixed Maturities	$243.9	$5.0	$1,479.1	$306.5	$1,723.0	$311.5

*	Foreign exchange and lower of cost or market (valuation allowance) of $0 is included in Gross Unrealized Losses as of 2024.

All contractual payments remain current and the Company has the ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. There was other than temporary impairments of fixed maturities of $7.6 million in 2025 none in 2024 and none in 2023.

The Company’s fixed maturity investments are classified by the NAIC designation ratings from 1 to 6. Some securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or NAIC designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2025 and 2024, approximately 0.4% and 0.0% respectively, of the Company’s fixed maturities was considered to be other than investment grade.

At December 31, 2025 and 2024, there were no carrying values of investments held for the production of income which were non-income producing, for the twelve months preceding the balance sheet dates.

At December 31, 2025 and 2024, EFLOA, in accordance with various government and state regulations, had $8.5 million and $8.3 million fair value of securities deposited with government or state agencies, respectively.

Equitable is an equity investor in other limited partnership interests which invest primarily in securities with a total carrying value of $145.5 million and $33.4 million respectively, at December 31, 2025 and 2024.

Subprime Exposure

Subprime residential mortgages are mortgage loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization (“FICO”) scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers’ income. Residential Mortgage Backed Securities (“RMBS”) are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans.

The Company has no direct or indirect exposure through investments in subprime mortgage loans.

The Company has no underwriting exposure to subprime mortgage risk through Mortgage Guaranty coverage, Financial Guaranty coverage, Directors & Officers liability, Errors and Omissions liability, and any other lines of insurance.

EFLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business.

Mortgage Loans

Mortgage Loans, including Mezzanine Real Estate Loans

The maximum and minimum lending rates for new mortgage loans during 2025 were:

Commercial mortgages: 6.93% and 5.33%

The maximum percentage of any one loan to the value of security at the time of the loan, were:

Commercial mortgages: 66.03%

Taxes, assessments and any amounts advanced and not included in the mortgage loan total:

Current Year	Prior Year
$ 0	$ 0

Age Analysis of Mortgage Loans and Identification of Mortgage Loans in which the Insurer is a Participant or Co-Lender in a Mortgage Loan Agreement:

a. Current Year	Commercial
1. Recorded Investment (ALL)	Insured	All Other	Mezzanine	Total
(a) Current	$—	$557.7	$—	$557.7
(b) 30 - 59 days past due	—	—	—	—
(c) 60 - 89 days past due	—	—	—	—
(d) 90 - 179 days past due	—	—	—	—
(e) 180+ days past due	—	—	—	—
2. Accruing Interest 90 -179 Days Past Due
(a) Recorded Investment	$—	$—	$—	—
(b) Interest Accrued	—	—	—	—
3. Accruing Interest 180+ Days Past Due
(a) Recorded Investment	$—	$—	$—	—
(b) Interest Accrued	—	—	—	—
4. Interest Reduced
(a) Recorded Investment	$—	$—	$—	—
(b) Number of Loans	—	—	—	—
(c) Percentage Reduced*	0.00%	0.00%	0.00%	0.00%
5. Participant or Co-Lender in a Mortgage
Loan Agreement
(a) Recorded Investment	$—	$232.1	$—	$232.1
* weighted-average % of the aggregated reduced recorded investments

b. Prior Year	Commercial
1. Recorded Investment (ALL)	Insured	All Other	Mezzanine	Total
(a) Current	$—	$68.4	$—	$68.4
(b) 30 - 59 days past due	—	—	—	—
(c) 60 - 89 days past due	—	—	—	—
(d) 90 - 179 days past due	—	—	—	—
(e) 180+ past due	—	—	—	—
2. Accruing Interest 90 -179 Days Past Due
(a) Recorded Investment	$—	$—	$—	—
(b) Interest Accrued	—	—	—	—
3. Accruing Interest 180+ Days Past Due
(a) Recorded Investment	$—	$—	$—	—
(b) Interest Accrued	—	—	—	—
4. Interest Reduced
(a) Recorded Investment	$—	$—	$—	—
(b) Number of Loans	—	—	—	—
(c) Percentage Reduced*	0.00%	0.00%	0.00%	0.00%
5. Participant or Co-Lender in a Mortgage
Loan Agreement
(a) Recorded Investment	—	—	—	—
* weighted-average % of the aggregated reduced recorded investments

Investment in Impaired Loans With or Without Allowance for Credit Losses and Impaired Loans Subject to a participant or Co-Lender Mortgage Loan Agreement for which the Reporting Entity is Restricted from Unilaterally Foreclosing on the Mortgage Loan: None

Investment in Impaired Loans — Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash Basis Method of Accounting: None

Allowances for Credit Losses: None

Mortgage Loans Derecognized as a result of Foreclosure: None

The Company recognizes interest income on its impaired loans upon receipts.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Loan-Backed Securities

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is predominantly used to value all securities except issues in default. The carrying value and fair value of the Company’s loan-backed securities as of December 31, 2025 was $3,393.2 million and $3,409.0 million, respectively. The carrying value and fair value of the Company’s loan-backed securities as of December 31, 2024, was $879.6 million and $868.8 million, respectively.

There were loan-backed securities with a recognized other than temporary impairment as of December 31, 2025.

December 31, 2025		1	2		3
		Amortized Cost Basis before Other than Temporary Impairment (OTTI)	Other than Temporary Impairment Recognized in Loss
			2a Interest	2b Non- interest	Fair Value* 1-(2a+2b)

OTTI recognized 1st Quarter
a.	Intent to Sell	$—	$—	$—	$—
b.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover amortized cost basis	—	—	—	—
c.	Total 1st Quarter	$—	$—	$—	$—

OTTI recognized 2nd Quarter
d.	Intent to Sell	$—	$—	$—	$—
e.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover amortized cost basis	—	—	—	—
f.	Total 2nd Quarter	$—	$—	$—	$—

OTTI recognized 3rd Quarter
g.	Intent to Sell	$25.9	$—	$7.2	$18.7
h.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover amortized cost basis	—	—	—	—
i.	Total 3rd Quarter	$25.9	$—	$7.2	$18.7

December 31, 2025		1	2		3
		Amortized Cost Basis before Other than Temporary Impairment (OTTI)	Other than Temporary Impairment Recognized in Loss
			2a Interest	2b Non-interest	Fair Value* 1-(2a+2b)

OTTI recognized 4th Quarter
j.	Intent to Sell	1.3	—	0.4	0.9
k.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover amortized cost basis	$—	$—	$—	$—
l.	Total 4th Quarter	$1.3	$—	$0.4	$0.9

m.	Annual Aggregate Total	XXX	$—	$7.6	XXX

*	Fair Value reflects the Fair Value at the time of the other-than-temporary-impairment.

Each loan-backed security held as of December 31, 2025 with a recognized other than temporary impairment recorded during the current year, reflecting the present value of cash flows expected to be collected as less than the amortized cost basis of the securities, is as follows:

1	2	3	4	5	6	7
CUSIP	Book/Adjusted Carrying Value Amortized Cost before Current Year OTTI	Present value of Projected Cash Flows	Recognized other- than-temporary- impairment 2-3	Amortized Cost after other-than- temporary- impairment 2-4	Fair Value at time of OTTI	Date of Financial Statement Where Reported
89617QAA8	$25.9	$18.7	$7.2	$18.7	$18.7	9/30/2025
89617QAA8	1.3	0.9	$0.4	$0.9	0.9	12/31/2025
Total	XXX	XXX	$7.6	XXX	XXX	XXX

There were no loan-backed securities with a recognized other than temporary impairment as of December 31, 2024.

All impaired securities (fair value is less than cost or amortized cost) for which an other-than-temporary impairment has been recognized in earnings as a realized loss (including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains) as of December 31, 2025 (in millions):

a. The aggregate amount of unrealized losses:	1. Less than 12 Months	$7.2
	2. 12 Months or Longer	$4.1
b. The aggregate related fair value of securities with unrealized losses:	1. Less than 12 Months	$708.5
	2. 12 Months or Longer	$17.3

The aggregate unrealized losses of $11.3 million include $0 of valuation allowances already recognized through surplus.

Dollar Repurchase Agreements and /or Securities Lending Transactions

1) The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. The agreements require a minimum of 102% and 105% of the fair value of the domestic and foreign securities loaned to be held as collateral. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received.

2) The Company had no assets pledged as collateral relating to dollar repurchase agreements and/or securities lending transactions as of the reporting date.

3)	Collateral Received

a. Aggregate Amount of Collateral Received:	December 31, 2025
1. Securities Lending	Fair Value
a. Open	$5.6
b. 30 Days or Less	—
c. 31 to 60 Days	—
d. 61 to 90 Days	—
e. Greater Than 90 Days	—

f. Subtotal	$5.6
g. Securities Received	—

h. Total Collateral Received	$5.6

2. Dollar Repurchase Agreement	Fair Value
a. Open	$—
b. 30 Days or Less	—
c. 31 to 60 Days	—
d. 61 to 90 Days	—
e. Greater Than 90 Days	—

f. Subtotal	$—
g. Securities Received	—

h. Total Collateral Received	$—

b. The fair value of that collateral and of the portion of that collateral that is has sold or repledged	$5.6

c. The Company receives cash collateral in an amount in excess of the securities lent and invests the collateral into highly liquid short-term investments.	$—

4)	Securities Lending Transactions administered by an affiliated agent

NONE

5)	Collateral Reinvestment

a. Aggregate Amount Collateral Reinvested:	December 31, 2025
1. Securities Lending	Amortized Cost	Fair Value
a. Open	$5.6	$5.6
b. 30 Days or Less	—	—
c. 31 to 60 Days	—	—
d. 61 to 90 Days	—	—
e. 91 to 120 Days	—	—
f. 121 to 180 Days	—	—
g. 181 to 365 Days	—	—
h. 1 to 2 Years	—	—
i. 2 to 3 Years	—	—
j. Greater Than 3 Years	—	—

k. Subtotal	$5.6	$5.6
l. Securities Received	—	—

m. Total Collateral Reinvested	$5.6	$5.6

December 31, 2025
2. Dollar Repurchased Agreement	Amortized Cost	Fair Value
a. Open	$—	$—
b. 30 Days or Less	—	—
c. 31 to 60 Days	—	—
d. 61 to 90 Days	—	—
e. 91 to 120 Days	—	—
f. 121 to 180 Days	—	—
g. 181 to 365 Days	—	—
h. 1 to 2 Years	—	—
i. 2 to 3 Years	—	—
j. Greater Than 3 Years	—	—

k. Subtotal	$—	$—
l. Securities Received	—	—

m. Total Collateral Reinvested	$—	$—

Collateral not permitted by contract or custom to sell or repledge:

The Company accepted highly liquid U.S. Treasuries as collateral with an estimated fair value of $9.8 million as of the reporting date. The Company does not have right to sell or pledge those securities posted as collateral.

Collateral for securities lending transactions that extend beyond one year from the reporting date: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing

1.	The Company policy, requirements of collateral, use and risks.

2.	Type of Repo Trades Used

	1	2	3	4
2025	First Quarter	Second Quarter	Third Quarter	Fourth quarter
a. Bilateral (YES/NO)	Yes	No	No	No
b. Tri-Party (YES/NO)	No	No	No	No

3.	Original (Flow) & Residual Maturity

2025	First Quarter	Second Quarter	Third Quarter	Fourth quarter
a. Maximum Amount
1. Open — No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. >1 Week to 1 Month	301.5	—	—	—
5. >1 Month to 3 Months	—	—	—	—
6. >3 Months to 1 Year	—	—	—	—
7. > 1 Year	$—	$—	$—	$—
b. Ending Balance
1. Open — No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. >1 Week to 1 Month	—	—	—	—
5. >1 Month to 3 Months	—	—	—	—
6. >3 Months to 1 Year	—	—	—	—
7. > 1 Year	$—	$—	$—	$—

4.	The Company did not have any securities sold that resulted in default as of December 31, 2025.

5.	Securities “Sold” Under Repo - Secured Borrowing

2025	First Quarter	Second Quarter	Third Quarter	Fourth quarter
a. Maximum Amount 1. Book/Adjusted Carrying Value (“BACV”)	$—	$—	$—	$—
2. Nonadmitted — Subset of BACV	—	—	—	—
3. Fair Value (“FV)	$306.8	$—	$—	$—
b. Ending Balance 1. Book/Adjusted Carrying Value (“BACV”)	$—	$—	$—	$—
2. Nonadmitted — Subset of BACV	—	—	—	—
3. Fair Value (“FV)	$—	$—	$—	$—

6.	Securities Sold Under Repo — Secured Borrowing by NAIC Designation — None

7.	Collateral Received — Secured Borrowing

2025	First Quarter	Second Quarter	Third Quarter	Fourth quarter
a. Maximum Amount 1. Cash	$301.5	$—	$—	$—
2. Securities (FV)	—	—	—	—
b. Ending Balance 1. Cash	—	—	—	—
2. Securities (FV)	$—	$—	$—	$—

8.	Cash & Non-Cash Collateral Received — Secured Borrowing by NAIC Designation — None

9.	Allocation of Aggregate Collateral by Remaining Contractual Maturity — None

10.	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity — None

11.	Liability to Return Collateral — Secured Borrowing (Total)

2025	First Quarter	Second Quarter	Third Quarter	Fourth quarter
a. Maximum Amount 1. Cash (Collateral — All)	$301.5	$—	$—	$—
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance 1. Cash (Collateral — All)	—	—	—	—
2. Securities Collateral (FV)	$—	$—	$—	$—

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing — None

Repurchase Agreements Transactions Accounted for as a Sale — None

Reverse Repurchase Agreements Transactions Accounted for as a Sale — None

Real Estate and Low Income Housing Tax Credit (“LIHTC”)

The Company does not have any real estate.

The Company has no low income tax housing credits (“LIHTC”).

Restricted Assets (including Pledge) (in millions)

1) Restricted Assets (including Pledged):

	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year 2025					2024		Percentage
	1	2	3	4	5	6	7	8	9	10	11
	Total General Account (G/A)	G/A Supporting S/A Activity(a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity(b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets(c)	Admitted Restricted to Total Admitted Assets(d)
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	—%	—%
b. Collateral held under security lending agreements	$5.6	$—	$135.5	$—	$141.1	19.9	$121.2	—	$141.1	0.124%	0.124%
c. Subject to repurchase agreements	$—	$—	$—	$—	$—	—	$—	—	$—	—%	—%
d. Subject to reverse repurchase agreements	$—	$—	$—	$—	$—	—	$—	—	$—	—%	—%
e. Subject to dollar repurchase agreements	$—	$—	$—	$—	$—	—	$—	—	$—	—%	—%
f. Subject to dollar reverse repurchase agreements	$—	$—	$—	$—	$—	—	$—	—	$—	—%	—%
g. Placed under option contracts	$—	$—	$—	$—	$—	—	$—	—	$—	—%	—%
h. Letter stock or securities restricted as to sale — excluding FHLB capital stock	$—	$—	$—	$—	$—	—	$—	—	$—	—%	—%
i. FHLB capital stock	$5.4	$—	$—	$—	$5.4	3.9	$1.5	—	$5.4	0.005%	0.005%
j. On deposit with states	$8.3	$—	$—	$—	$8.3	8.3	$—	—	$8.3	0.007%	0.007%
k. On deposit with other regulatory bodies	$—	$—	$—	$—	$—	—	$—	—	$—	—%	—%
l. Pledged collateral to FHLB (including assets backing funding agreements)	$2,168.2	$—	$—	$—	$2,168.2	0.0	$2,168.2	—	$2,168.2	1.911%	1.911%
m. Pledged as collateral not captured in other categories	$7.8	$—	$707.8	$—	$715.6	0.0	$715.6	—	$715.6	0.631%	0.631%
n. Other restricted assets	$—	$—	$—	$—	$—	0.0	$—	—	$—	—%	—%
o. Collateral Assets Received and on Balance Sheet	$7,086.0	$—	$—	$—	$7,086.0	2,522.3	$4,563.7	—	$7,086.0	6.246%	6.246%

	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year 2025					2024		Percentage
	1	2	3	4	5	6	7	8	9	10	11
	Total General Account (G/A)	G/A Supporting S/A Activity(a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity(b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets(c)	Admitted Restricted to Total Admitted Assets(d)
p. Assets held under Modco Reinsurance Agreements	$—	$—	$446.4	$—	$446.4	0.0	$446.4	—	$446.4	0.393%	0.393%
q. Assets held under Funds Withheld Reinsurance Agreements	$—	$—	$—	$—	$—	0.0	$—	—	$—	—%	—%
r. Total Restricted Assets (Sum of a through q)	$9,281.3	$—	$1,289.7	$—	$10,571.0	$2,554.4	$8,016.6	$—	$10,571.0	9.317%	9.317%

(a)	Subset of Column 1	(b)	Subset of column 3
(c)	Column 5 divided by Asset Page, Column 1, Line 28	(d)	Column 9 divided by Asset Page, Column 3, Line 28

2)

Detail of Assets Pledged as Collateral Not Captured in Other Categories (Contracts that Share Similar Characteristics, Such as Reinsurance (excluding modco/FWH) and Derivatives, are Reported in the Aggregate) ($ in millions):

	Gross (Admitted & Nonadmitted) Restricted							8	Percentage
	Current Year
	1	2	3	4	5	6	7		9	10
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity(a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity(b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
DERIVATIVE COLLATERAL	$7.8	$—	$707.8	$—	$715.6	$—	$715.6	$715.6	0.631%	0.631%
Total(c)	$7.8	$0	$707.8	$0	$715.6	$—	$715.6	$715.6	0.631%	0.631%
Amount of Total pledged under derivative contracts	$0	$0	$0	$0	$0	$—	$0	$0	XXX	XXX
Total Excluding Derivative Collateral (Total minus Amt of Total pledged under derivative contracts)	$7.8	$0	$707.8	$0	$715.6	$0	$715.6	$715.6	XXX	XXX

(a)	Subset of Column 1	(b)	Subset of column 3
(c)	Total Line for Columns 1 through 7 should equal 5L(1)m Columns 1 through 7 respectively and Total Line for Columns 8 through 10 should equal 5H(1)m Columns 9 through 11 respectively.

3)	Detail of Other Restricted Assets:

NONE

4)	Collateral Received and Assets Held under Modco/Funds Withheld (FWH) Reinsurance Agreements Reflected as Assets Within the Reporting Entity as ($ in millions) as of December 31, 2025:

	1	2	3	4	5	6	7	8
Assets	BACV Collateral	BACV Modco	BACV FWH	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account:
a. Cash, Cash Equivalents and Short-Term Investments	$7,086.0	$—	$—	$7,086.0	$—	$—	34.5%	34.5%
b. Schedule D, Part 1, Section 1	—	—	—	—	—	—	—%	—%
c. Schedule D, Part 1, Section 2	—	—	—	—	—	—	—%	—%
d. Schedule D, Part 2, Sec. 1	—	—	—	—	—	—	—%	—%
e. Schedule D, Part 2, Sec. 2	—	—	—	—	—	—	—%	—%
f. Schedule B	—	—	—	—	—	—	—%	—%
g. Schedule A	—	—	—	—	—	—	—%	—%
h. Schedule BA, Part 1	—	—	—	—	—	—	—%	—%
i. Schedule DL, Part 1	—	—	—	—	—	—	—%	—%
j. Other	—	—	—	—	—	—	—%	—%
k. Total Assets (a+b+c+d+e+f+g+h+i+j)	$7,086.0	$—	$—	$7,086.0	$—	$—	34.5%	34.5%
l. Percentage to Total FWH Assets (including Modco)	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx

Separate Account:
m. Cash, Cash Equivalents and Short-Term Investments	$—	$79.5	$—	$—	$79.5	$—	0.1%	0.1%
n. Schedule D, Part 1, Section 1	—	219.0	—	—	226.2	—	0.2%	0.2%
o. Schedule D, Part 1, Sec. 2	—	147.9	—	—	150.0	—	0.2%	0.2%
p. Schedule D, Part 2, Sec. 1	—	—	—	—	—	—	—%	—%
q. Schedule D, Part 2, Sec. 2	—	—	—	—	—	—	—%	—%
r. Schedule B	—	—	—	—	—	—	—%	—%
s. Schedule A	—	—	—	—	—	—	—%	—%
t. Schedule BA, Part 1	—	—	—	—	—	—	—%	—%
u. Schedule DL, Part 1	—	—	—	—	—	—	—%	—%
v. Other	—	—	—	—	—	—	—%	—%
w. Total Assets (m+n+o+p+q+r+s+t+u+v)	$—	$446.4	$—	$—	$455.7	$—	0.5%	0.5%
x. Percentage to Total FWH Assets (including Modco)	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx

Assets	9 Book/Adjusted Carrying Value (BACV)	10	11	12	13	14	15
Related Party Code
	FWH Including Modco	1	2	3	4	5	6
General Account:
a. Cash, Cash Equivalents and Short-Term Investments	$—	$—	$—	$—	$—	$—	$—
b. Schedule D, Part 1, Section 1	—	—	—	—	—	—	—
c. Schedule D, Part 1, Section 2	—	—	—	—	—	—	—
d. Schedule D, Part 2, Sec. 1	—	—	—	—	—	—	—
e. Schedule D, Part 2, Sec. 2	—	—	—	—	—	—	—
f. Schedule B	—	—	—	—	—	—	—
g. Schedule A	—	—	—	—	—	—	—
h. Schedule BA, Part 1	—	—	—	—	—	—	—
i. Schedule DL, Part 1	—	—	—	—	—	—	—
j. Other	—	—	—	—	—	—	—
k. Total Assets (a+b+c+d+e+f+g+h+i+j)	$—	$—	$—	$—	$—	$—	$—
l. Percentage to Total FWH Assets (including Modco)	—%	—%	—%	—%	—%	—%	—%
Separate Account:
m. Cash, Cash Equivalents and Short-Term Investments	$79.5	$—	$—	$79.5	$—	$—	$—
n. Schedule D, Part 1, Section 1	219.0	—	—	—	—	—	219.0
o. Schedule D, Part 1, Sec. 2	147.9	—	—	—	—	—	147.9
p. Schedule D, Part 2, Sec. 1	—	—	—	—	—	—	—
q. Schedule D, Part 2, Sec. 2	—	—	—	—	—	—	—
r. Schedule B	—	—	—	—	—	—	—
s. Schedule A	—	—	—	—	—	—	—
t. Schedule BA, Part 1	—	—	—	—	—	—	—
u. Schedule DL, Part 1	—	—	—	—	—	—	—
v. Other	—	—	—	—	—	—	—
w. Total Assets (m+n+o+p+q+r+s+t+u+v)	$446.4	$—	$—	$79.5	$—	$—	$366.9
x. Percentage to Total FWH Assets (including Modco)	100%	—%	—%	18%	—%	—%	82%

	1	2
	Amount	% of Liability to Total Liabilities*
y. Recognized Obligation to Return Collateral Asset (General Account)	$—	—%
z. Recognized Obligation to Return Collateral Asset (Separate Account)	$—	—%
aa. Recognized Obligation for Modco assets (General Account)	$—	—%
bb. Recognized Obligation for Modco assets (Separate Account)	$—	—%
cc. Recognized Obligation for FWH (excluding Modco) assets (General Account)	$—	—%
dd. Recognized Obligation for FWH (excluding Modco) assets (Separate Account)	$—	—%
* y+aa+cc = Column 1 divided by Liability Page, Line 26 (Column 1) z+bb+dd = Column 1 divided by Liability Page, Line 27 (Column 1)

5)

Disclose whether any of the assets held as collateral or under modified coinsurance (Modco) or funds withheld reinsurance (FWH) agreements have been pledged for another purpose specific to the insurance reporting entity (not for the benefit of the reinsurer). For example, if the insurance reporting entity has used these assets as the collateral in a securities lending agreement, a repo transaction, pledged as collateral to the FHLB, etc. (For Modco/FWH assets, items pledged on behalf of the reinsurer shall not be captured) : None

Working Finance Capital Investments:

The Company does not have any working capital finance investments as of December 31, 2025 or 2024.

Structured Notes

The Company has no Structured Notes as of December 31, 2025 or 2024.

5GI Securities

The Company has no 5GI Securities as of December 31, 2025 or 2024.

Short Sales

The Company had no Short Sales during the years ended December 31, 2025, 2024 and 2023.

Prepayment Penalty and Acceleration Fees

2025	General Account	Separate Account
(1) Number of CUSIPs	—	10
(2) Aggregate Amount of Investment Income	$—	$2.4

2024	General Account	Separate Account
(1) Number of CUSIPs	1	2
(2) Aggregate Amount of Investment Income	$1.0	$—

2023	General Account	Separate Account
(1) Number of CUSIPs	—	—
(2) Aggregate Amount of Investment Income	$—	$—

Reporting Net Negative (disallowed) Interest Maintenance Reserve (IMR) (in millions):

Effective September 30, 2025, in accordance with new guidance relating to the INT 23-01 — Net Negative (Disallowed) Interest Maintenance Reserve for an additional new test for admission using current period unadjusted surplus, the Company has evaluated its current period ending capital and surplus position (before any non-admission of IMR) and determined that no additional IMR non-admission was necessary over and above using the old INT 23-01 rule. The old INT 23-01 rule only used adjusted capital and surplus figures from the most recently filed statement with the domiciliary state commissioner.

Net Negative (disallowed) IMR

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$1,820.9	$23.6	$(0.1)	$1,797.4
2024	$53.0	$52.0	$0.2	$0.8

Negative (disallowed) IMR admitted

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$358.8	$23.6	$(0.1)	$335.3
2024	$53.0	$52.0	$0.2	$0.8

Calculated adjusted capital and surplus

	Total
	2025	2024
Prior Period General Account Capital & Surplus	$4,128.8	$4,406.0
From Prior Period SAP Financials	—	—
Net Positive Goodwill (admitted)	$—	$—

EDP Equipment & Operating system Software (admitted)	$—	$—

Net DTAs (admitted)	$—	$16.1

Net Negative (disallowed) IMR (admitted)	$541.0	$58.2

Adjusted Capital & Surplus	$3,587.8	$4,331.7

Percentage of adjusted capital and surplus

	Total
	2025	2024
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate account to adjusted capital and surplus	10.0%	1.2%

Allocated gains/losses to IMR from derivatives

2025	Gains	Losses

Unamortized Fair Value Derivative Gains & Losses Realized to IMR — Prior Period	—	—

Fair Value Derivative Gains & Losses Realized to IMR — Added in Current Period	—	—

Fair Value Derivative Gains & Losses Amortized Over Current Period	—	—

Unamortized Fair Value Derivative Gains & Losses Realized to IMR — Current Period Total	—	—

2024	Gains	Losses

Unamortized Fair Value Derivative Gains & Losses Realized to IMR — Prior Period	—	—

Fair Value Derivative Gains & Losses Realized to IMR — Added in Current Period	—	—

Fair Value Derivative Gains & Losses Amortized Over Current Period	—	—

Unamortized Fair Value Derivative Gains & Losses Realized to IMR — Current Period Total	—	—

The Company attests to the following statements:

i.	Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

ii.	IMR losses for fixed income related derivatives — Not applicable

iii.	Any deviation to 13.c.i is because of a temporary and transitory timing issue or related to a specific event.

iv.	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures.

Realized Capital Gains (Losses)

The following table summarizes the realized capital gains (losses) for the years ended December 31, 2025, 2024 and 2023 (in millions):

	Years Ended December 31,
	2025	2024	2023
Fixed maturities	$(74.3)	$(0.7)	$(4.9)
Preferred Stocks	—	(0.1)	—
Common Stocks	—	—	—
Derivative instruments	179.2	468.7	111.0
Other Invested assets	(1.5)	(0.6)	—
Amounts transferred to interest maintenance reserve (“IMR”) net of tax	52.7	0.4	3.8
Tax (expense) credits	(37.6)	(96.8)	(22.4)

Net Realized Capital Gains (Losses)	$118.5	$370.9	$87.5

4)	JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company had no investments in Joint Ventures, Partnerships and Limited Liability Companies that exceeded 10% of its admitted assets during the years ended December 31, 2025 and 2024.

The Company recognized impairments of $1.5 million, $0.6 million and $0 million in equity partnerships in 2025, 2024 and 2023, respectively. The decline in the partnerships’ fair value was determined to be other than temporary after undergoing a review established through the investment surveillance process for Equitable. The fair value for each partnership was determined from information provided in the related partnership financial statements.

5)	INVESTMENT INCOME

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans — on loans in foreclosure or where collection of interest is uncertain.

Securities — as recommended by Holdings’ Investments Under Surveillance Committee.

Real Estate — where rent is in arrears more than three months or is deemed uncollectible.

There was no due and accrued income excluded for the year ended December 31, 2025 or 2024

The gross, nonadmitted and admitted amounts for interest income due and accrued (in millions).

	2025	2024	2023

1. Gross amount for interest income due and accrued	$79.9	$26.2	$26.7
2. Nonadmitted amount for interest income due and accrued	$—	$—	$—
3. Admitted amount for interest income due and accrued	$79.9	$26.2	$26.7

Aggregate deferred interest — None

The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance — None

Net Investment Income

The following table summarizes the net investment income for December 31, 2025, 2024 and 2023 (in millions):

	2025	2024	2023

Fixed maturities	$254.9	$132.4	$96.3
Preferred stocks	0.1	0.7	1.0
Unaffiliated common stocks	0.4	0.2	0.3
Affiliated dividends	62.0	33.0	—
Mortgage Loans	13.9	4.0	1.5
Policy Loans	9.9	19.5	14.6
Cash and Short term instruments	18.3	51.6	11.1
Derivative instruments	(496.1)	—	—
Other Invested assets	(0.9)	(1.4)	—
Investment expense and other	(115.2)	(119.0)	(21.2)
Amortization of IMR	(2.9)	(0.8)	1.2

Net Investment Income*	$(255.6)	$120.2	$104.8

*

Effective June 1, 2025, under the Reinsurance Treaty, (377.4) million of net investment income was ceded to EFBR in December 31, 2025, included within the line item titled “Funds withheld reinsurance ceded interest credited” within the Statutory Statements of Summary of Operations.

6)	DERIVATIVE INSTRUMENTS

The Company uses equity indexed options and futures to hedge its exposure to equity linked crediting rates on its products. The Company has issued and continues to offer certain variable annuity products with guarantee minimum benefits (“GMxB”) features. For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. The Company has no derivatives with financing premiums.

As of December 31, 2025 and 2024, respectively, the Company held $12.2 billion and $3.2 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral portion is reported in amounts withheld or retained as agent or trustee was $7.1 billion and $2.5 billion. The Company posted collateral of $0 million and $0 million as of December 31, 2025 and 2024, respectively, in the normal operation of its collateral arrangements, reported in other invested assets.

The table below summarizes the amount of the Company’s investment in financial instruments (in millions):

	Assets		Liabilities
	2025	2024	2025	2024
a. Swaps	$18.8	$—	$9.0	$—
b. Futures	$200.4	$99.2	$—	$—
c. Options	$304.6	$19.0	$108.0	$6.9

d. Total	$523.8	$118.2	$117.0	$6.9

(a)	2025 and 2024 includes $17.7 million and 0, respectively, of due and accrued investment income.

At December 31, 2025 and 2024, the notional amount was $12,181.0 million and $2,658.8 million, respectively.

None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All derivatives are valued at fair value.

Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

The Company hedges crediting rates in the Structured Capital Strategies (“SCS”) variable annuity, Structured Investment Option (“SIO”), Market Stabilizer Option® (“MSO”) in the variable life insurance products and Indexed Universal Life (“IUL”)

insurance products. These products permit the contract owner to participate in the performance of an index, ETFs or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment. Effective January 1, 2024, with the approval of the AZ DIFI, the Company moved its SCS derivative-hedges from the General Account to the Separate Account to match the hedged assets to the location of the reserve liabilities within the separate account.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

The Company has adopted SSAP 108 — Derivative Hedging Variable Annuity Guarantees.

Discussion of Hedged Item/Hedging Instruments and Hedging Strategy:

The Company has assumed, issued and continues to offer variable annuity products with GMxB features. The risk associated with the Guaranteed Minimum Death Benefit (“GMDB”) feature is that underperformance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the Guaranteed Minimum Income Benefits (“GMIB”) feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support. For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. Derivative contracts are managed to correlate with changes in the present value of the GMxB features that result from financial markets movements.

Our permitted practice for SSAP108 at EFLOA expands the scope of SSAP108 to cover both equity and interest rate risk. Under our VM-21 compliant Clearly Defined Hedging Strategy (CDHS), 100% of the equity and interest rate risk of the GMXB features are hedged via a portfolio of equity futures, equity total return swaps, duration-matched treasury futures, interest rate swaps, total return swaps on treasuries, and general account assets. Our hedging strategy is unchanged from the prior reporting period, and the total return on the derivative portfolio has been highly effective in covering the target delta and rho of the hedged obligation. The hedge effectiveness is measured in accordance with the requirements outlined in SSAP108 and assesses the change in fair value of hedge target due to equity and interest rate fluctuation against the change in value of the portfolio of designated hedge derivatives due to equities and rates.

Recognition of Gains/Losses and Deferred Assets and Liabilities (in millions):

a. Scheduled Amortization

		Deferred Assets	Deferred Liabilities
1	2026	$(243.5)	$49.0
2	2027	$(243.5)	$49.0
3	2028	$(243.5)	$49.0
4	2029	$(243.5)	$49.0
5	2030	$(243.5)	$49.0
6	2031	$(243.5)	$49.0
7	2032	$(243.5)	$49.0
8	2033	$(243.5)	$49.0
9	2034	$(133.6)	$49.0
10	2035	$(39.9)	$11.8

	Total	$(2,121.5)	$452.8

b.Total Deferred Balance*				$(1,668.7)

* Should agree to column 19 of Schedule DB, Part E

c.Reconciliation of Amortization

1. Prior year total deferred balance				$1,571.7

2. Current year amortization				$166.7

3. Current year deferred recognition				$(263.7)

4. Ending deferred balance [1-(2+3)]				$1,668.7

d.Open Derivative Removed from SSAP No. 108 and Captured in Scope of SSAP No.86				NA

e. Open Derivative Removed from SSAP No. 86 and Captured in Scope of SSAP No. 10				NA

Hedging Strategies Identified as No Longer Highly Effective — NA

Hedging Strategies Terminated — NA

Derivatives had $179.2 million in realized gain and $21.6 million in unrealized gains for the year ended December 31, 2025. Derivatives had $468.7 million in realized gains and $350.6 million in unrealized losses for the year ended December 31, 2024. Derivatives had $111.0 million in realized loss and $367.9 million in unrealized losses for the year ended December 31, 2023.

Offsetting and Netting of Assets and Liabilities

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

December 31, 2025

	Gross Amounts Recognized	Amount Offset	Net Amount Presented in the Balance Sheets
	(In Millions)
ASSETS

Total Derivatives	$523.8	$117.0	$406.8

LIABILITIES

Total Derivatives	$117.0	$117.0	$—

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

December 31, 2024

	Gross Amounts Recognized	Amount Offset	Net Amount Presented in the Balance Sheets
ASSETS

Total Derivatives	$118.2	$6.9	$111.3

LIABILITIES

Total Derivatives	$6.9	$6.9	$—

7)	INCOME TAXES

Components of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) (in millions):

DTA/DTL Components

	2025			2024			Change
	1 Ordinary	2 Capital	3 (Col 1+2) Total	4 Ordinary	5 Capital	6 (Col 4+5) Total	7 (Col 1-4) Ordinary	8 (Col 2-5) Capital	9 (Col 7+8) Total
a. Gross deferred tax assets	$269.5	$15.8	$285.3	$388.2	$1.9	$390.1	$(118.7)	$13.9	$(104.8)
b. Statutory valuation allowance adjustment	—	15.8	15.8	—	—	—	—	15.8	$15.8
c. Adjusted gross deferred tax assets (1a-1b)	$269.5	$—	$269.5	$388.2	$1.9	$390.1	$(118.7)	$(1.9)	$(120.6)
d. Deferred tax assets nonadmitted	—	—	—	—	—	—	—	—	$—
e. Subtotal net admitted deferred tax asset (1c-1d)	$269.5	$—	$269.5	$388.2	$1.9	$390.1	$(118.7)	$(1.9)	$(120.6)
f. Deferred tax liabilities	399.1	20.3	419.4	333.9	30.2	364.1	65.2	(9.9)	$55.3
g. Net admitted deferred tax assets/(net deferred tax liability) (1e-1f)	$(129.6)	$(20.3)	$(149.9)	$54.3	$(28.3)	$26.0	$(183.9)	$8.0	$(175.9)

Admission Calculation Components (in millions):

	2025			2024			Change
	1 Ordinary	2 Capital	3 (Col 1+2) Total	4 Ordinary	5 Capital	6 (Col 4+5) Total	7 (Col 1-4) Ordinary	8 (Col 2-5) Capital	9 (Col 7+8) Total
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below:	51.4	—	51.4	26.0	—	26.0	25.4	—	25.4
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	51.4	—	51.4	26.0	—	26.0	25.4	—	25.4
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	612.4	XXX	XXX	604.8	XXX	XXX	7.6
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities	218.1	—	218.1	364.1	—	364.1	(146.0)	—	(146.0)
d. Deferred tax assets admitted as the result of application of SSAP 101. Total (2(a)+2(b)+2(c)	$269.5	$—	$269.5	$390.1	$—	$390.1	$(120.6)	$—	$(120.6)

Used in 11. B (in millions):

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	1,011.5%	1,365.2%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$4,294.9	$4,093.9

Impact of tax planning strategies on adjusted gross DTAs and net admitted DTAs

a.	Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage (in millions).

	12/31/25		12/31/24		Change
	1 Ordinary	2 Capital	3 Ordinary	4 Capital	5 (Col. 1-3) Ordinary	6 (Col. 2-4) Capital
1. Adjusted gross DTAs amount from Note 9A1(c)	$269.5	$—	$388.2	$1.9	$(118.7)	$(1.9)
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.000%	0.000%	0.000%	0.000%	0.000%	0.000%
3. Net Admitted Adjusted Gross DTAs amount from Note 9A1(e)	$269.5	$—	$388.2	$1.9	$(118.7)	$(1.9)
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.000%	0.000%	0.000%	0.000%	0.000%	0.000%

b.	The company’s tax planning strategies does not include the use of reinsurance.

There are no temporary differences for which a DTL has not been established.

c.	Significant components of income taxes incurred as summarized in the table below (in millions):

	1 2025	2 2024	2023
a. Federal	$350.7	$(41.3)	$686.3
b. Foreign	—	9.8	0.4
c. Subtotal	350.7	(31.5)	686.7
d. Federal income tax on net capital gains	37.6	96.8	22.4
e. Utilization of capital loss carry-forwards	—	—	—
f. Other	4.5	(73.6)	77.2
g. Federal and Foreign income taxes incurred	$392.8	$(8.3)	$786.3

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows (in millions):

Deferred Tax Assets (in millions):

	1 2025	2 2024	(Col 1-2) Change
a. Ordinary:
1. Discounting of unpaid losses	$—	$—	$—
2. Unearned premium reserve	—	—	—
3. Policyholder reserves	72.1	106.6	(34.5)
4. Investments	—	—	—
5. Deferred acquisition costs	181.7	153.4	28.3
6. Policyholder dividends accrual	—	—	—
7. Fixed assets	—	—	—
8. Compensation and benefits accrual	—	—	—
9. Pension accrual	—	—	—
10. Nonadmitted	1.0	1.1	(0.1)
11. Net operating loss carry-forward	—	104.9	(104.9)
12. Tax credit carry-forward	—	10.9	(10.9)
13. Other (including items <5% of total ordinary tax assets)	14.7	11.3	3.4
14. Subtotal (sum of 2a1 through 2a13)	269.5	388.2	(118.7)
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	—	—	—
d. Admitted ordinary deferred tax assets (2a99-2b-2c)	269.5	388.2	(118.7)
e. Capital:
1. Investments	—	0.1	(0.1)
2. Net capital loss carry-forward	15.8	1.8	14.0
3. Real estate	—	—	—
4. Other (including items <5% of total capital tax assets)	—	—	—
4a5. Subtotal (2e1+2e2+2e3+2e4)	15.8	1.9	13.9
f. Statutory valuation allowance adjustment	15.8	—	15.8
g. Nonadmitted	—	—	—
h. Admitted capital deferred tax assets (2e99-2f-2g)	—	1.9	(1.9)
i. Admitted deferred tax assets (2d+2h)	$269.5	$390.1	$(120.6)

Deferred Tax Liabilities (in millions):

	1 2025	2 2024	(Col 1-2) Change
a. Ordinary:
1. Investments	$46.5	$—	$46.5
2. Fixed assets	—	—	—
3. Deferred and uncollected premium	—	—	—
4. Policyholder reserves	—	0.5	(0.5)
5. Permitted Practice	350.4	330.1	20.3
5. Other (including items <5% of total ordinary tax assets)	2.2	3.3	(1.1)
6. Subtotal (3a1+3a2+3a3+3a4+3a5)	399.1	333.9	65.2
b. Capital:			—
1. Investments	20.3	30.2	(9.9)
2. Real estate	—	—	—
3. Other (including items <5% of total capital tax assets)	—	—	—
3a6. Subtotal	20.3	30.2	(9.9)
c. Deferred tax liabilities (3a99+3b99)	$419.4	$364.1	$55.3

Net Deferred Tax Assets

Net Deferred Tax Assets (2i – 3c)	$(149.9)	$26.0	$(175.9)

The change in net deferred income taxes is comprised of the following (in millions):

	December 31, 2025	December 31, 2024	Bal. Sheet Change
Total deferred tax assets	$285.3	$390.1	$(104.8)
Total deferred tax liabilities	(419.4)	(364.1)	(55.3)

Net deferred tax assets/liabilities	$(134.1)	$26.0	$(160.1)
Statutory valuation allowance adjustment	(15.8)	—	(15.8)

Net deferred tax assets/liabilities after SVA	$(149.9)	$26.0	$(175.9)

Tax effect of unrealized gains/(losses)			1.2
Incurred tax items in surplus			—

Change in net deferred income tax			$(174.7)

Reconciliation of total statutory income taxes reported to tax at the statutory tax rate:

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/losses (in millions).

Description	2025	2024	2023
Income Before Taxes (including all realized capital gains / (losses))	$266.1	$165.7	$315.6
Dividends Received Deduction	(20.3)	(8.9)	(1.4)
Interest Maintenance Reserve	123.6	0.3	—
Items through surplus	192.2	(79.2)	465.3
Fin 48	0.1	0.2	0.2
FTC	(1.1)	(1.1)	—
Other, Including Prior Year True-Up	6.9	(3.1)	0.4

Total	$567.5	$73.9	$780.1

Federal income taxed incurred [expense/(benefit)]	392.8	(8.3)	786.3
Change in net deferred income tax [charge/(benefit)]	174.7	82.2	(6.2)

Total statutory income taxes	$567.5	$73.9	$780.1

Carryforwards, recoverable taxes and IRS Section 6603 Deposits

As of December 31, 2025 the Company has net operating loss carryforwards of $0, capital loss carryforwards of $75.4 million and an AMT credit carryforwards of $0.

Income taxes, ordinary and capital, available for recoupment in the event of future losses include (in millions):

Available from tax year	Ordinary	Capital	Total
2023	$776.0	$—	$776.0
2024	—	—	—
2025	383.1	—	383.1

Total	$1,159.1	—	$1,159.1

There are no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company is included in a consolidated federal income tax return together with its ultimate domestic parent, Holdings and the following subsidiaries and affiliates.

1. Equitable Financial Life Insurance Company	11. EQ AZ Life Re Company
2. Equitable Financial Life and Annuity Company	12. CS Life RE Company
3. Equitable Distribution Holding Corporation	13. Alpha Units Holdings II, Inc.
4. AllianceBernstein Corp.	14. Alpha Units Holdings, Inc.
5. Equitable Structured Settlement Corp.	15. Penn Investment Advisors, Inc
6. Equitable Casualty Insurance Co.	16. Equitable Financial Bermuda RE, Ltd.
7. JMR Realty Services, Inc.
8. 1740 Advisers, Inc.
9. MONY Financial Services, Inc.
10. Financial Marketing Agency, Inc.

Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or receivable as a result of taxable operations for the current year.

In accordance with the tax sharing agreement between Holdings and the Company, tax expense is based on separate company computations. Any loss not currently usable is carried forward and credited when usable by the Company on a separate basis.

Consideration of the Inflation Reduction Act (Act) for the annual 2025 financial statements:

a.	The Inflation Reduction Act (Act) was enacted on August 16, 2022 and included a new corporate alternative minimum tax (CAMT). The Act and CAMT went into effect for tax years beginning after 2022.

b.	The Company is included in a consolidated federal income tax return together with its ultimate domestic parent, Holdings. Holdings has determined that it is an applicable corporation for CAMT in 2025.

At December 31, 2025 and 2024, the total amount of unrecognized tax benefits were $1.2 million and $1.2 million, respectively, all of which would affect the effective tax rate.

EFLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2025, 2024 and 2023 were $0.6 million, $0.5 million and $0.4 million, respectively. Tax expense for 2025, 2024 and 2023 reflected an expense of $0.1 million, $0.2 million and $0.3 million in interest expense related to unrecognized tax benefits, respectively.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows (in millions):

	2025	2024	2023
Balance at January 1	$1.2	$1.2	$1.2
Additions for tax positions of prior years	—	—	—
Reduction for tax positions of prior years	—	—	—
Settlements with tax authorities	—	—	—

Balance at December 31	$1.2	$1.2	$1.2

It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2025, tax years 2014 and subsequent remain subject to examination by the IRS.

Repatriation Transition Tax (RTT) — RTT Owed under the TCJA — None

Alternative Minimum Tax (AMT) Credit — None

8)	INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

EFLOA does not have any guarantees for the benefit of an affiliate or related party.

On June 26, 2025, the Company received approval from the AZ DIFI for extraordinary dividend capacity in 2025 of up to $1,725.0 million to be paid as a return gross paid in and contributed surplus, prior to December 31, 2025.

The Company paid an extraordinary dividend of $220.0 million to its parent EFS on December 24, 2025. In accordance with the above approval, this amount was recorded as a return of capital within Statutory Statements of Changes in Capital and Surplus — Paid in.

The Company paid an extraordinary dividend of $1,325.0 million to its parent EFS on August 15, 2025. In accordance with the above approval, this amount was recorded as a return of capital within Statutory Statements of Changes in Capital and Surplus — Paid in.

The Company received a $210.0 million capital contribution from its parent EFS on January 2, 2025.

EFBR was incorporated as a subsidiary of the Company’s parent EFS on August 7, 2024, with all 250,000 issued shares owned by EFS. On January 1, 2025, EFBR purchased approximately 249,900 of its shares from EFS. On January 4, 2025, the Company purchased the shares of EFBR for $250.0 million. On March 31, 2025, EFLOA distributed all of its shares in EFBR to EFS as a return of capital totaling $250.0 million.

The Company received $62.0 million and $33.0 million of dividends in 2025 and 2024, respectively, from its wholly-owned subsidiary Equitable Financial Investment Management America, LLC (“EFIMA”).

On January 3, 2025, the Company issued $200.0 million of floating rate notes to EFS. The notes had an interest rate of one-month SOFR plus 20 basis points and were repaid on January 16, 2025.

On March 26, 2025, the Company issued $200 million of floating rate notes to EFS. The note pays a floating interest rate annually of one month SOFR plus 20 basis points and it was repaid May 2025.

On January 31, 2025, the Company purchased $619.0 million of floating rate notes from EFLIC, an affiliate of the Company. These are floating rate notes where par value equals fair value.

On December 4, 2025, the Company acquired $500.0 million of EQH bonds from EFLIC at fair value. No realized gain or loss was recorded.

EFLIC, an affiliate of EFLOA, has written term insurance contracts outside of New York that allow policyholders to convert their policies into permanent life insurance contracts fulfilled by EFLOA upon conversion. As part of the fulfillment, EFLOA takes on additional mortality risks, and accordingly is compensated for the expected adverse mortality cost and additional expenses incurred in fulfilling EFLIC’s term conversion obligations. Under this agreement, EFLOA recorded $15.0 million, $20.2 million and $24.5 million of fee income for the years ended December 31, 2025, 2024 and 2023 respectively.

Effective December 15, 2023, EQ AZ Life Re Company (“EQ AZ”), a captive affiliate, novated to the Company, a Variable Annuity reinsurance treaty it had been assuming from Equitable Financial Life Insurance Company, a New York domiciled affiliate. Specifically, under the coinsurance treaty, the Company will assume 100% quota share of GMIB liabilities from EFLIC Accumulator product contracts issued from May 1, 1999 through August 31, 2005, in excess of existing non-affiliated reinsurance, which are subject to certain maximum amounts or calculation on aggregate. Under this transaction, in December EQ AZ transferred to the Company $63.3 million in cash assets to match the GAAP Long-Duration Targeted

Improvements (“LDTI”) reserve on EQ AZ’s books as of December 15, 2023. The required EFLOA Statutory reserve that was established was lower than the cash received and as a result, the Company recorded a $58.3 million initial deferred gain on its liability page. This deferred gain will be amortized into Net gain from operations using the interest method over the expected life of the business but not to exceed ten years. The Company recorded $5.8 million and $5.9 million of amortized gains through Net gain from operations for the years ended December 31, 2025 and 2024, respectively.

Affiliated investments are any invested asset held by the Company which is issued by an affiliated entity, or which includes the obligations of an affiliated entity. The Company has affiliated investments of $1,517.6 million and $102.1 million as of December 31, 2025 and 2024, respectively. These assets represent securitization, mutual funds, and limited partnerships and limited liability companies with a related party sponsor or manager for which ownership is less than 50%.

The Company cedes a portion of its life business through excess of retention treaties to EFLIC on a yearly renewal term basis and reinsured the no-lapse guarantee riders through EQ AZ Life Re Company on a 90% first dollar quota share basis. The letter of credit amounts were $0 and $50.0 million as of December 31, 2025 and 2024. Premiums earned from the above mentioned affiliated reinsurance transactions during 2025, 2024 and 2023 were $0.8 million, $9.3 million and $8.7 million, respectively. There were no claims ceded for any of the years.

EFLOA reported amounts due from affiliates of $242.8 million and $107.5 million at December 31, 2025 and 2024, respectively. The Company reported amounts payable to affiliates of $13.9 million and $58.3 million at December 31, 2025 and 2024, respectively. The receivable and payable are primarily related to expense allocations, direct business settlements, reinsurance settlements and commissions payable.

EFLOA reimburses EFLIC for its use of personnel, property and facilities in carrying out certain of its operations. The associated costs related to the service agreements are allocated to EFLOA based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by EFLOA. Expenses paid related to these agreements, which are reported as operating expenses, were $187.8 million, $123.5 million and $98.0 million for the years ended December 31, 2025, 2024 and 2023, respectively.

AllianceBernstein provides investment advisory and management services to EFLOA on a fee basis which amounted to $123.5 million, $55.1 million and $8.1 million in 2025, 2024 and 2023, respectively. EFLOA incurred distribution fee charges from Equitable Network, LLC of $601.1 million, $450.4 million and $305.9 million for the years ended December 31, 2025, 2024 and 2023, respectively, and from Equitable Distributors, LLC of $595.1 million, $476.0 million and $332.5 million for the years ended December 31,2025, 2024 and 2023 respectively, for distributing EFLOA’s products. The Company pays distribution fees to Equitable Network, LLC, Equitable Advisors, LLC and Equitable Distributors, LLC.

The Company receives administrative fees from Equitable Investment Management, LLC (“EIM”) and Equitable Investment Management Group, LLC (“EIMG”) related to the establishment and maintenance of the Separate Accounts, shareholder servicing, customer support, and other similar services. During the years ended December 31, 2025, 2024 and 2023, the Company recorded fees earned from EIMG and EIM of $102.2 million, $30.6 million and $13.3 million, respectively. On November 20, 2023, the Company entered into an investment management agreement with the newly formed Equitable Financial Investment Management America, LLC (“EFIMA”), by which EFIMA became the investment manager of the Company’s general account portfolio. Expense incurred for this agreement for the years ended December 31, 2025, 2024 and 2023 were $118.0 million, $52.6 million and $5.2 million, respectively.

Investment Subsidiary, Controlled and Affiliates (“ SCA”) :

(1) Balance Sheet Value (Admitted and Non-admitted) All SCAs (Except 8bi Entities) as of December 31, 2025 (in millions):

2025 SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
a.SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
b. SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	—	—	—
c. SSAP No. 97 8b(iii) Entities
EFIMA, LLC	100%	(4.0)	(4.0)	—
Total SSAP No. 97 8b(iii) Entities	XXX	(4.0)	(4.0)	—
d. SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	—	—	—
e. Total SSAP No. 97 8b Entities (exception 8b(i) entities) (b + c + d)	XXX	(4.0)	(4.0)	—
f. Aggregate Total (a + e)	XXX	$(4.0)	$(4.0)	$—

2024 SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
a.SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
b. SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	—	—	—
c. SSAP No. 97 8b(iii) Entities
EFIMA, LLC	100%	1.1	1.1	—
Total SSAP No. 97 8b(iii) Entities	XXX	1.1	1.1	—
d. SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	—	—	—
e. Total SSAP No. 97 8b Entities (exception 8b(i) entities) (b + c + d)	XXX	1.1	1.1	—
f. Aggregate Total (a + e)	XXX	$1.1	$1.1	$—

(2)	NAIC Filing Response Information

All of the SCA investment are limited liability companies and are not filed with the NAIC.

(a)	EFIMA is a limited liability company and is recorded on Schedule BA. It is not valued by the NAIC. EFIMA is valued on its US GAAP equity basis.

9)	CAPITAL AND SURPLUS AND SHAREHOLDERS DIVIDEND RESTRICTIONS

EFLOA has 5,000,000 shares of common stock authorized, 2,500,000 shares issued, and 2,500,000 outstanding. All outstanding shares are held by EFS.

On June 26, 2025, the Company received approval from AZ DIFI for extraordinary dividend capacity in 2025 of up to $1,725.0 million to be paid as of return gross paid in and contributed surplus, prior to December 31, 2025.

The Company paid an extraordinary dividend of $220.0 million to its parent EFS on December 24, 2025. In accordance with the above approval, this amount was recorded as a return of capital within Statements of Summary of Operations, Paid in capital.

The Company paid an extraordinary dividend of $1,325.0 million to its parent EFS on August 15, 2025. In accordance with the above approval, this amount was recorded as a return of capital within statements of summary of operations.

The Company received a $210.0 million capital contribution from its parent EFS on January 2, 2025.

On January 4, 2025, the Company purchased a new subsidiary EFBR from EFS for $250.0 million.

On March 31, 2025, EFLOA distributed all of its shares in EFBR to EFS as a return of capital totaling $250.0 million.

The Company received a $1,050.0 million capital contribution from its parent EFS on May 18, 2023.

The Company paid an ordinary cash dividend of $440.8 million to its parent EFS on July 29, 2024. The Company did not pay any dividend in 2023.

In June 2024, the Company received approval from AZ DIFI for an extraordinary dividend of $300 million. EFS received a dividend distribution from EFLOA of $22.0 million during September 2024 under the extraordinary dividend capacity. Additionally, the Company paid an additional extraordinary dividend of $238.0 million to its parent on December 17, 2024.

Under Arizona Insurance Law, a domestic life insurer may without prior approval of the Director, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. Based on this formula, the Company would be permitted to pay an ordinary shareholder dividend of $408.2 million during 2026. Payment of a dividend in excess of this amount would require the insurer to file notice of its intent to declare such dividends with the director who then has 30 days to disapprove the distribution.

Within the limitations of above, there are some restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. Risk-Based Capital (‘RBC”), authorized control level, must be above 300% after application of the permitted practice.

During 2023, the Company established a new special surplus fund representing the same amount as the deferred asset resulting from SSAP 108 adoption. As of December 31, 2025, the balance of this fund is $1,668.7 million, an increase of $97.0 million from $1,571.7 million at December 31, 2024.

During 2023, in accordance with NAIC reporting guidelines the Company established a new special surplus fund representing the net negative admitted disallowed IMR of December 31, 2025, the balance of this fund is $358.8 million, an increase of $305.8 million from $53.0 million at December 31, 2024.

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains and (losses) was $(1.5) million, $(1.5) million and $(2.7) million as of December 31, 2025, 2024 and 2023, respectively.

10)	COMMITMENTS AND CONTINGENCIES

Litigation

A number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life insurers in the jurisdictions in which EFLOA does business. These actions and proceedings involve, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial fines and judgments against other insurers, including punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. EFLOA, from time to time, is involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on EFLOA’s financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

For some matters, the Company is able to estimate a range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2025, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $5 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Contingent Commitments

(1) Joint Venture, Partnerships and Limited Liability Company contingent liabilities:

To facilitate certain investment related transactions, the Company has provided, from time to time, certain guarantees or commitments to affiliates or investors. These arrangements include commitments for the Company, under certain conditions to provide equity financing to certain limited partnerships of $242.4 million at December 31, 2025 commitments.

(2) Other Contingent Commitments:

The Company has outstanding commitments under existing mortgage loan or mortgage loan commitment agreements of $15.5 million at December 31, 2025. Management believes that Equitable will not incur any material losses as a result of these commitments.

1	2	3	4	5
Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement	Liability Recognition of Guarantee,(Include Amount Recognized at Inception. If no Initial Recognition,Document Exception Allowed Under SSAP No. 5R)	Ultimate Financial Statement Impact if Action Under the Guarantee is Required	Maximum Potential Amount of Future Payments (Undiscounted) the Guarantor Could be Required to make Under the Guarantee. If Unable to Develop an Estimate, this Should be Specifically Noted	Current Status of Payment or Performance Risk of Guarantee. Also Provide Additional Discussion as Warranted
Joint Venture	$—	Investments in Joint Venture	$242.4	Potential for future investment
Mortgage Loan		Investments in Mortgage Loan	$15.5	Potential for future investment
TOTAL	$—	XXX	$257.9	XXX

(3) a.	Aggregate Maximum Potential of Future Payments of all Guarantees (Undiscounted) the Guarantor could be Required to Make Under Guarantees. (Should equal total of Column 4 for (2)a above.)	$257.9

b.	Current Liability Recognized in F/S:
	1. Noncontingent Liabilities	$—

	2. Contingent Liabilities	$—

c.	Ultimate Financial Statement Impact if Action Under the Guarantee is Required
	1. Investments in SCA	$—
	2. Joint Venture	$242.4
	3. Dividends to Stockholder (capital contribution)	$—
	4. Expense	$—
	5. Other	$15.5

	6. Total (Should Equal (3)a	$257.9

Assessments

(1)

The Company holds a $10.3 million liability for the estimated portion of future assessments related to insolvent insurers. Slightly over half of the liability is attributable to Colorado Bankers Life. These assessments are expected to be paid over an extended period. The Company also holds a $7.1 million asset for premium tax offsets that are expected to be realized with respect to these assessments and an additional $10.8 million asset for premium tax offsets for assessments already paid. The Company has received no notification in 2025 of any other new insolvency material to the company. In 2025, the agreement for the resolution of the affected guaranty associations’ remaining obligations in the Executive Life Insurance Company matter successfully closed.

Listed below is a reconciliation of premium tax offsets as of December 31, 2025 (in millions);

a. Assets recognized from paid and accrued premium tax offsets prior year end	$20.0
b. Decreases current year:
Premium tax offset applied	4.9
c. Increases current year:
Assessments for which future credits will be applied	2.7
d. Assets recognized from paid and accrued premium tax offsets current year end	$17.8

(2)	Guaranty Fund Liabilities and Assets Related to Assessments from Insolvencies for Long-Term Care Contracts

Discount Rate Applied 4.25%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency (in millions):

	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty Network America Insurance Company	$0.7	$0.4	$—	$—
American Network Insurance Company	$0.1	$0.1	$—	$—

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty Network America Insurance Company	45	1-62	8	45	1-62	8
American Network Insurance Company	44	1-62	11	44	1-62	11

11)	FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

Fair Value Measurement at Reporting Date

The following table provides information as of December 31, 2025 and 2024 about EFLOA’s financial assets measured at fair value (in millions):

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
December 31, 2025
Assets at Fair Value :
Bonds:
Issuer Credit Obligations	$—	$—	$—	$—	$—
Asset-Backed Securities	—	17.2	—	—	$17.2
Commercial Mortgage-Backed Securities	—	—	—	—	$—

Total Bonds	—	17.2	—	—	17.2
Preferred Stocks:
Industrial and Miscellaneous	—	—	—	—	$—
Parent, Subsidiaries and Affiliates	—	—	—	—	$—

Total Preferred Stocks	—	—	—	—	—
Common Stocks:
Industrial and Miscellaneous	—	—	5.4	—	$5.4
Parent, Subsidiaries and Affiliates	—	—	—	—	$—

Total Common Stocks	—	—	5.4	—	5.4
Derivative Assets:
Future	200.4	—	—	—	$200.4
Swaps	—	9.8	—	—	$9.8
Options	—	196.6	—	—	$196.6

Total Derivatives	200.4	206.4	—	—	406.8
Separate Account Assets*	$35,577.9	$12,163.1	$—	$—	$47,741.0

Total Assets at Fair Value	35,778.3	12,386.7	5.4	—	48,170.4

Liabilities at Fair Value:
Derivative Liabilities
Total Liabilities at Fair Value	—	—	—	—	—

*	Only Cash and Invested Assets.

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
December 31, 2024
Assets at Fair Value :
Bonds:
Commercial Mortgage-Backed Securities	$—	$—	$—	$—	$—

Total Bonds	—	—	—	—	—
Preferred Stocks:
Industrial and Miscellaneous	—	1.2	—	—	1.2

Total Preferred Stocks		1.2	—	—	1.2
Common Stocks:
Industrial and Miscellaneous	—	—	3.9	—	3.9

Parent, Subsidiaries and Affiliates	—	—	—	—	—

Total Common Stocks	—	—	3.9	—	3.9

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Derivative Assets:
Futures	$—	$—	$—	$—	$—
Options	—	12.1	—	—	12.1

Total Derivatives	—	12.1	—	—	12.1
Separate Account Assets*	9,107.6	3,124.8	—	—	12,232.4

Total Assets at Fair Value	$9,107.6	$3,138.1	$3.9	$—	$12,249.6

Liabilities at Fair Value:
Derivative Liabilities	—	—	—	—	—

Total Liabilities at Fair Value	—	—	—	—	—

*	Only Cash and Invested Assets.

Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables summarize the changes in assets classified in Level 3 for 2025 and 2024 (in millions):

	Balance as of 1/1/2025	Transfers into Level 3	Transfers out of Level 3	Total Gain/ Loss incl in Net Income	Total Gain/ Loss incl in Surplus	Purchases	Sales	Issuances	Settlements	Balance as of 12/31/2025
Common stock — Industrial and Miscellaneous	$3.9	$—	$—	$—	$—	$1.5	$—	$—	$—	$5.4

Total	$3.9	$—	$—	$—	$—	$1.5	$—	$—	$—	$5.4

During 2025 there were no transfers between levels 3.

	Balance as of 1/1/2024	Transfers into Level 3	Transfers out of Level 3	Total Gain/ Loss incl in Net Income	Total Gain/ Loss incl in Surplus	Purchases	Sales	Issuances	Settlements	Balance as of 12/31/2024
Common stock — Industrial and Miscellaneous	$1.0	$—	$—	$—	$—	$2.9	$—	$—	$—	$3.9

Total	$1.0	$—	$—	$—	$—	$2.9	$—	$—	$—	$3.9

During 2024 there were no transfers between levels 3.

The following tables discloses carrying value and estimated fair value (defined within the fair value hierarchy) as of December 31, 2025 and 2024 for financial instruments (in millions):

December 31, 2025 Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds:
Issuer Credit Obligations	$4,064.6	$4,200.0	$—	$2,895.3	$1,169.3	$—	$—
Asset-Backed Securities	$3,409.1	$3,393.2	$—	$3,160.8	$248.3	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	$5.4	$5.4	$—	$—	$5.4	$—	$—
Short Term	$10.0	$10.0	$—	$—	$10.0	$—	$—
Mortgage Loans on Real Estate	$561.3	$557.7	$—	$—	$561.3	$—	$—
Derivatives*	$406.8	$389.2	$200.4	$206.4	$—	$—	$—
Separate Accounts**	$91,029.9	$90,372.5	$38,107.5	$49,206.3	$3,716.1	$—	$—
Policy Loan***	$201.9	$104.5	$—	$—	$201.9	$—	$—
Policyholders liabilities: Investment contracts****	$6,468.9	$6,450.2	$—	$3,425.3	$3,043.6	$—	$—

*	Fair value includes $17.7 million of due and accrued investment income.

**	Includes only cash, cash equivalents and invested assets.

***	Includes GA and SA investment contracts.

****	Funding Agreement includes FHLB and Funding Agreements-Backed Notes.

December 31, 2024 Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds	$2,722.0	$3,019.5	$—	$2,593.2	$128.8	$—	$—
Preferred Stock	$1.2	$1.2	$—	$1.2	$—	$—	$—
Common Stock	$3.9	$3.9	$—	$—	$3.9	$—	$—
Mortgage Loans on Real Estate	$68.3	$68.4	$—	$—	$68.3	$—	$—
Derivatives	$111.3	$111.3	$99.2	$12.1	$—	$—	$—
Separate Accounts *	$32,702.2	$32,679.0	$10,696.1	$20,678.2	$1,327.9	$—	$—
Policy Loans	$198.5	$196.9	$—	$—	$198.5	$—	$—
Policyholders liabilities: Investment contracts **	$851.8	$851.8	$—	$—	$851.8	$—	$—

*	Only Cash and Invested Assets

**  Includes Separate account

12)	REINSURANCE AGREEMENTS

There were a number of large reinsurance, recapture and novation transactions during 2025 and prior years that impacted the Company.

RGA Reinsurance Transaction

On July 31, 2025, the Company and its affiliated insurers, EFLIC and Equitable Financial Life and Annuity Company (“EFLA”), completed the master transaction agreement with Reinsurance Group of America (“RGA”) that was originally executed on February 23, 2025. Under this agreement, and subject to its stated terms and conditions, RGA entered into reinsurance agreements as reinsurer with the Company, EFLIC, and EFLA. These agreements together comprise the “RGA Reinsurance Transaction.”

At the closing of the transaction, (i) each of the Company and EFLIC entered into a separate coinsurance and modified coinsurance agreement with RGA and (ii) EFLA entered into a coinsurance agreement with RGA, each with an effective date of April 1, 2025, pursuant to which each ceding company ceded to RGA a 75% quota share of such ceding company’s in-force individual life insurance block including EFLIC’s Closed Block. At the closing of the transaction, assets supporting the general account liabilities relating to the reinsured contracts were deposited into a trust account for the benefit of the Company and a trust account for the benefit of EFLIC and EFLA, which assets will secure RGA’s obligations to each ceding company under the applicable reinsurance agreement. The Company and EFLIC reinsured the applicable separate accounts relating to the applicable reinsured contracts on a modified coinsurance basis. In addition, the investment of assets in each trust account will be subject to investment guidelines and certain capital adequacy related triggers will require enhanced funding. The reinsurance agreements also contain additional counterparty risk management and mitigation provisions. The Company will continue to administer the applicable reinsured contracts.

As consideration for the RGA Reinsurance Transaction, at closing date on July 31, 2025, the Company transferred assets of $1.1 billion, primarily representing fixed maturities, and contract loans. Additionally, the Company transferred existing and transactional debit balance (negative) IMR totaling $0.1 billion. As of July 31, 2025, the Company recorded approximately $1.6 billion of ceded reserves and claim liabilities, net of ceded deferred and uncollected premiums and ceded CARVM allowance under the agreement. The Company recognized a $0.5 billion pre-tax ceded commission gain from this transaction, $0.4 billion (79%) of which was recorded through Statements of Changes in Capital and Surplus — Change in surplus as a result of reinsurance with the remainder recognized through operations immediately (Statements of Summary of Operations — Commissions and expense allowances on reinsurance ceded) as a result of this transaction. Additionally, effective July 31, 2025, approximately $2.0 billion of Separate Account variable life liabilities are ceded under the modified coinsurance portion of the agreement. For the year ended December 31, 2025, the Company amortized $9.3 million of the initial gain from this reinsurance deal, from Statements of Changes in Capital and Surplus into Statements of Summary of Operations.

Reinsurance Recaptures Transaction

Prior to the closing of the RGA reinsurance transaction the Company executed a recapture of a Life block of business that had been previously ceded to EQ AZ Life Re Company (“EQ AZ”). The business was then ceded at a 75% quota share to RGA on a coinsurance basis as part of the aforementioned RGA Reinsurance Transaction. The recaptured business from EQ AZ consisted of 90% of the risk on the extended no lapse guarantee contained in IL Legacy variable life policies issued by the Company on or after June 1, 2003 through June 30, 2007. The Company recorded a $44 million net loss from operations on the recaptured business from EQ AZ during Q3 2025, as the Statutory reserves of $44 million were in excess of the zero economic reserve held at EQ AZ which resulted in no assets transferred upon recapture.

Prior to the closing of the RGA reinsurance transaction EFLIC executed a 75% partial recapture of the Life block of business that had been previously ceded to the Company on a funds withheld reinsurance basis during 2023. The recaptured block consisted of certain universal life insurance policies issued outside the State of New York prior to October 1, 2022. The movement of asset and liability under FWH asset plus policy loans recaptured were $2.8 billion and $2.0 billion, respectively. The Company recorded a $0.8 billion capital and surplus loss on the recaptured business during Q3 2025. The Company had previously recorded a $1.5 billion capital and surplus gain back in 2023 when the business was initially assumed from EFLIC.

EFLOA Cession & Retrocession to Equitable Bermuda

On June 1, 2025, the Company entered into an indemnity reinsurance agreement with an affiliate, EFBR, to cede and retrocede EQUI-VEST variable annuity contracts issued outside the state of New York prior to February 1, 2023. The retroceded portion represents EQUI-VEST treaties assumed from affiliate EFLIC under the 2023 Reinsurance Treaty. Net retained general account liabilities are reinsured to EFBR on a coinsurance with funds withheld basis, while separate account liabilities relating to such variable annuity contracts are reinsured to EFBR on a MODCO basis. The Company secures EFBR’s obligations under the treaty through retention of invested assets supporting the reinsured liabilities for the ceded portion, while EFLIC retains the invested assets supporting the retroceded portion of the Treaty reported at EFLOA through a Funds Withheld receivable recorded within Statements of Assets, Liabilities, Surplus and Other Funds – Funds held or deposited with reinsured companies. The Bermuda Monetary Authority and the AZ DIFI each approved the treaty.

As a result of this reinsurance transaction, effective June 1, 2025, the Company recorded $7.1 billion of ceded reserves partially offset by the ceding of $0.2 billion of CARVM expense allowance, the ceding of IMR deferred losses for this transaction of $0.5 billion and policy loan assets of $0.2 billion. The Company established a $1.7 billion funds withheld liability and recognized a $4.5 billion ceded commission gain from this transaction partially offset by approximately a $2.8 billion policy reserve increase on its remaining VA blocks of business, driven by the loss of reserve aggregation benefit for the ceding of this profitable block of business. Additionally, as of June 1, 2025, approximately $23.9 billion of Separate Account variable annuity liabilities were ceded under the MODCO portion of the agreement.

EFLIC/EFLOA Novation

Effective June 1, 2025, EFLIC novated to the Company approximately 500,000 variable annuity Retirement Cornerstone, Investment Edge, EQUI-VEST, and SCS policies, which had previously been 100% assumed by the Company under the combined funds withheld coinsurance and MODCO reinsurance agreement effective April 1, 2023. This executed novation was a NYDFS condition of approval of the Reinsurance Treaty, that EFLIC would seek to novate the reinsured contracts on a reasonable best-efforts basis to either the Company or another affiliate over the three years following the Reinsurance Treaty. The Company accounted for this transaction in accordance with SSAP No. 61R paragraph 65 – Accounting for Non-Economic Assumption Reinsurance Transactions and, as a result, no gain or loss was recognized under this novation transaction by either the Company or EFLIC. The AZ DIFI has not objected to the Company’s accounting treatment.

Under the novation, the Company received general account invested assets (primarily fixed maturities), policy loans, negative transactional and existing admitted and non-admitted IMR resulting in a deferred asset of $556.6 million calculated under non-economic accounting guidance, all together equal to approximately $2.6 billion of novated general account reserve liabilities partially offset by approximately $0.9 billion of novated CARVM expense allowance. The Company also recorded an offsetting reduction in its funds withheld asset, assumed policy reserves and assumed CARVM expense allowance for the removal of this block of novated policies which had previously been assumed under the Reinsurance Treaty. Additionally, EFLIC novated to the Company separate account invested assets, negative transactional and existing admitted and non-admitted IMR and a deferred asset of $1.8 billion (post reflection of adjustments for non-admitted negative IMR) calculated under non-economic accounting guidance equal to approximately $41.6 billion of novated separate account reserve liabilities which had previously been ceded under the MODCO portion of the Reinsurance Treaty.

MetLife Flow Reinsurance Agreement

Effective October 30, 2025, the Company entered into a prospective flow reinsurance agreement with MetLife. The treaty provides for the ongoing cession of the Structured Capital Strategies “SCS” 21R business issued after the effective date at a variable quota share ranging from 25% to 75%. EFLOA has the right to elect a quota share as low as 0% under certain circumstances. The coinsurance agreement meets risk transfer under SSAP No. 61R and A-791 requirements for Statutory risk transfer. For the two months combined November-December, the Company recorded ceded premiums of $181.1 million. There was no material claims activity as of year-end.

Internal Reinsurance Assumed Treaty with EFLIC

On May 17, 2023, the Company entered into a significant reinsurance assumed agreement (the “2023 Reinsurance Treaty”) with Equitable Financial Life Insurance Company, an affiliate of the Company, effective April 1, 2023.

Pursuant to the Reinsurance Treaty, virtually all of EFLIC’s net retained general account liabilities, including all of its net retained liabilities relating to the living benefit and death riders related to (i) its variable annuity contracts issued outside the State of New York prior to October 1, 2022 (and with respect to its EQUI-VEST variable annuity contracts issued outside the State of New York prior to February 1, 2023) and (ii) certain universal life insurance policies issued outside the State of New York prior to October 1, 2022 were reinsured to the Company on a coinsurance funds withheld basis. In addition, all of the Separate Account liabilities relating to such variable annuity contracts were reinsured to the Company on a modified coinsurance basis. The Company’s obligations under the Reinsurance Treaty are secured through EFLIC’s retention of certain assets supporting the reinsured liabilities. The NYDFS and the AZ DIFI each approved the Reinsurance Treaty.

As a result of this transaction, effective April 1, 2023, the Company recorded approximately a $12.9 billion funds withheld asset and recorded approximately $10.4 billion of liabilities including approximately $12.8 billion of assumed reserves and $(2.4) billion of existing CARVM expense allowance. The Company recognized a $2.5 billion pre-tax ceded commission gain from this transaction, $1.9 billion (79%) of which was recorded through surplus as a result of this transaction. Additionally, as of April 1, 2023, approximately $94.9 billion of insulated and non insulated separate account variable annuity liabilities were assumed under the MODCO portion of the agreement.

Effective January 1, 2024, EFLIC recaptured a ceded block of Accumulator product policies it had previously ceded to a third party reinsurer. As a result, since these policies are in scope under the Reinsurance Treaty, the Company now assumes a greater percentage of these policies in lieu of the third party reinsurance. This resulted in the Company increasing the funds withheld asset by approximately $165.0 million during Q1 2024 and its VM-21 reserve liability by approximately $16.0 million. The resultant $149.0 million recorded pre-tax ceded commission gain was recorded mostly within surplus (79% or approximately $119.0 million) as Change in surplus as a result in reinsurance.

Effective April 1, 2024, EFLIC, an affiliate, novated an existing assumed reinsurance treaty it maintained with a third party reinsurer to EFLOA. EFLOA received $91 million from EFLIC, representing the net liabilities as of April 1, 2024 under the third party treaty. As EFLIC had previously been retroceding this business to EFLOA under the 2023 Reinsurance Treaty, this novation essentially had no impact to EFLOA surplus.

EQ AZ Life Re Company Transaction

Effective December 15, 2023, EQ AZ Life Re Company, a captive affiliate, novated to the Company, a Variable Annuity reinsurance treaty it had been assuming from EFLIC, a New York domiciled affiliate. Specifically, under the coinsurance treaty, the Company assumed 100% quota share of GMIB liabilities from EFLIC Accumulator product contracts issued from May 1, 1999 through August 31, 2005, in excess of existing non-affiliated reinsurance, which are subject to certain maximum amounts or calculation on aggregate.

Under this transaction, in December 2023 EQ AZ transferred to the Company $63.3 million in cash assets to match the GAAP LDTI reserve on EQ AZ’s books as of December 15, 2023. The required EFLOA Statutory reserve that was established was lower than the cash received and as a result, the Company recorded a $58.3 million initial deferred gain on its liability. This deferred gain will be amortized into net gain from operations using the interest method over the expected life of the business but not to exceed ten years. The Company recorded $5.8 million, $5.9 million and $0.2 million of amortized gains through net gain from operations during 2025, 2024 and 2023, respectively.

Protective Company Transactions

In 2013, the Company entered into a reinsurance agreement with Protective Life Insurance Company to reinsure an in force book of life insurance and annuity policies written prior to 2004. In addition to the Reinsurance Agreement, the Company entered into a long-term administrative services agreement with Protective whereby it will provide all administrative and other services with respect to the reinsured business. At December 31, 2025, there was $647.0 million of assets held in trust at Northern Trust supporting this reinsurance credit.

For business not reinsured with Protective, the Company generally reinsures its variable life and interest-sensitive life insurance policies on an excess of retention basis. In 2025, the Company generally retained up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to Equitable Financial Life Insurance Company up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to-die policies. For amounts issued in excess of those limits, reinsurance is typically obtained from unaffiliated third parties. These reinsurance arrangements obligate the reinsurers to pay a portion of any death claim in excess of the amount the Company retains in exchange for an agreed-upon premium.

The no lapse guarantee riders on the variable life product with issue dates from September 2006 through December 2008 are being reinsured on a 90% first dollar quota share basis through EQ AZ. Beginning in 2009, lapse guarantee riders were no longer offered on the product.

The following table summarizes the effect of reinsurance (in millions):

	2025	2024	2023
Direct premiums and considerations	$18,077.6	$16,686.3	$10,624.2
Reinsurance assumed — EFLIC	(458.3)	1,766.8	14,147.5
Reinsurance assumed — Other	76.5	—	—
Reinsurance Ceded	(9,202.5)	(126.6)	(131.4)

Premiums and annuity considerations	$8,493.3	$18,326.5	$24,640.3

Increase/ (Reduction) in insurance reserves
Reinsurance Assumed EFLIC	$6,605.9	$11,439.6	$11,748.6
Reinsurance Assumed — Other	68.6	(1,040.2)	(1,143.5)
Reinsurance — Ceded	(8,379.1)	—	—

Total Reinsurance Reserves (at December 31)	$(1,704.6)	$10,399.4	$10,605.1

No contracts requiring disclosure under paragraphs 79-84 of SSAP No. 61R were identified for the year ended December 31, 2025.

13)	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

EFLOA waives deduction of deferred fractional premiums upon death of the insured but does not return any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

Substandard policies are valued from basic actuarial principles using the policy’s substandard rating.

At December 31, 2025, the Company had $680.9 million of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation set by the Insurance Department of the State of Arizona. Reserves to cover the above insurance totaled $0.7 million at December 31, 2025.

During 2025, the Company had new issuances of Funding Agreements-Backed Notes (“FABN”). Under the FABN program, EFLOA may issue funding agreements in U.S. dollar or other foreign currencies to a Delaware special purpose statutory trust (the “Trust”) in exchange for the proceeds from issuances of fixed and floating rate medium-term marketable notes issued by the Trust from time to time (the “Trust notes”). The funding agreements have matching interest, maturity and currency payment terms to the applicable Trust notes. The Company hedges the foreign currency exposure of foreign currency denominated funding agreements using cross currency swaps as discussed in Note 8. Funding agreements issued to the Trust, including any foreign currency transaction adjustments are reported within Liability — Policy reserves & deposit type contracts. Foreign currency transaction adjustments to deposit-type contracts balances are recognized in unrealized gains/loss. As of December 31, 2025, the Company’s FABN liability on page 3 line 3 totaled $3.1 billion.

14)	VARIABLE ANNUITY CONTRACTS — GUARANTEED MINIMUM DEATH BENEFIT (“GMDB”) AND GUARANTEED MINIMUM INCOME BENEFIT (“GMIB”)

Insurance reserves for all products meet the aggregate statutory requirements under Arizona Insurance Law and recognize the specific risks related to each product. EFLOA issued certain variable annuity contracts with GMDB, GMIB and Guarantee withdrawal benefit for life (“GWBL”) features that guarantee either:

a)	Return of Premium: the benefit is the greater of current account value or premium paid (adjusted for withdrawals);

b)

Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

c)	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

d)	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

e)	Withdrawal: the withdrawal, subject to certain conditions, is guaranteed up to a maximum amount per year for life.

The following table summarizes the variable annuity general account reserves including reserves for guaranteed benefit features as of December 31, 2025 and 2024 (in millions).

	2025	2024
Gross reserves	$9,636.6	$7,978.0
Ceded reserves — unaffiliated reinsurers	$(162.4)	$—
Ceded reserves — affiliated reinsurers	$(5,349.2)	$—

Total ceded reserves	$(5,511.6)	$—

Reserves, net of reinsurance	$4,125.0	$7,978.0

15)	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT BY WITHDRAWAL CHARACTERISTICS

Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit- Type Contract Funds and other Liabilities Without Life or Disability Contingencies as of December 31, 2025 (in millions):

A. INDIVIDUAL ANNUITIES:	General Account	Separate Accounts With Guarantees	Separate Accounts Nonguarantee	Total	% of Total
1. Subject to discretionary withdrawal:
(a) With fair value adjustment	$—	$53,038.3	$—	$53,038.3	61.4
(b) At book value less current surrender charge of 5% or more	133.0	—	—	133.0	0.1
(c) At fair value	—	—	27,253.7	27,253.7	31.6

(d) Total with adjustment or at fair value (Total of 1 through 3)	133.0	53,038.3	27,253.7	80,425.0	93.1
(e) At book value without adjustment (minimal or no charge or adjustment)	3,422.2	—	—	3,422.2	4.0
2. Not subject to discretionary withdrawal	2,520.5	—	—	2,520.5	2.9

3. Total (Gross: Direct + Assumed)	6,075.7	53,038.3	27,253.7	86,367.7	100.0

4. Reinsurance ceded	2,618.8	—	—	2,618.8

5. Total (net) (3) - (4)	$3,456.9	$53,038.3	$27,253.7	$83,748.9

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$—	$—	$—	$—

B. GROUP ANNUITIES:	General Account	Separate Accounts With Guarantees	Separate Accounts Nonguarantee	Total	% of Total
1. Subject to discretionary withdrawal:
(a) With fair value adjustment	$—	$426.1	$—	$426.1	4.6
(b) At book value less current surrender charge of 5% or more	136.2	—	—	136.2	1.5
(c) At fair value	—	—	3,673.1	3,673.1	39.8

(d) Total with adjustment or at fair value (Total of 1 through 3)	136.2	426.1	3,673.1	4,235.4	45.9
(e) At book value without adjustment (minimal or no charge or adjustment)	4,100.9	—	—	4,100.9	44.5
2. Not subject to discretionary withdrawal	881.6	—	—	881.6	9.6

3. Total (Gross: Direct + Assumed)	5,118.7	426.1	3,673.1	9,217.9	100.0

4. Reinsurance ceded	3,190.3	—	—	3,190.3

5. Total (net) (3) - (4)	$1,928.4	$426.1	$3,673.1	$6,027.6

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$—	$—	$—	$—

	General Account	Separate Accounts with Guarantees	Separate Accounts Non- guaranteed	Total	% of Total
C. DEPOSIT-TYPE CONTRACTS 1. Subject to discretionary withdrawal:
(a) With fair value adjustment	$—	$—	$—	$—	—
(b) At book value less current surrender charge of 5% or more	2.3	—	—	2.3	0.1
(c) At fair value	—	—	384.6	384.6	8.5

(d) Total with adjustment or at fair value (Total of 1 through 3)	2.3	—	384.6	386.9	8.5

(e) At book value without adjustment (minimal or no charge or adjustment)	8.4	—	—	8.4	0.2
2. Not subject to discretionary withdrawal	4,145.1	—	—	4,145.1	91.3

3. Total (Gross: Direct + Assumed)	4,155.8	—	384.6	4,540.4	100.0

4. Reinsurance ceded	—	—	—	—

5. Total (net) (3) - (4)	$4,155.8	$—	$384.6	$4,540.4

6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$—	$—	$—	$—

16)	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

A.	General Account:

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
	General Account
	Account Value	Cash Value	Reserve
a. Term Policies with Cash Value	—	—	—
b. Universal Life	$289.4	$291.0	$298.6
c. Universal Life with Secondary Guarantees	348.2	328.3	661.2
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	2,229.0	1,941.3	2,001.8
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	91.2	91.2	94.2
i. Variable Universal Life	283.5	258.2	259.1
j. Miscellaneous Reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	—	—	83.3
b. Accidental Death Benefits	—	—	—
c. Disability — Active Lives	—	—	116.7
d. Disability — Disabled Lives	—	—	38.5
e. Miscellaneous Reserves	—	—	491.3
(3) Total (gross: direct + assumed)	$3,241.3	$2,910.0	$4,044.7
(4) Reinsurance Ceded	1,548.3	1,548.3	2,473.6
(5) Total (net) (3) - (4)	$1,693.0	$1,361.7	$1,571.1

B.	Separate Account with Guarantees:

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
General Account
	Account Value	Cash Value	Reserve
a. Term Policies with Cash Value	—	—	—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	$136.3	$116.4	$118.5
j. Miscellaneous Reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability – Active Lives	XXX	XXX	—
d. Disability – Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
(3) Total (gross: direct + assumed)	$136.3	$116.4	$118.5
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	$136.3	$116.4	$118.5

C. Separate Account Nonguaranteed:

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
General Account
	Account Value	Cash Value	Reserve

a. Term Policies with Cash Value	—	—	—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	$4,158.9	$3,752.1	$3,819.2
j. Miscellaneous Reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability — Active Lives	XXX	XXX	—
d. Disability — Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
(3) Total (gross: direct + assumed)	$4,158.9	$3,752.1	$3,819.2
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	$4,158.9	$3,752.1	$3,819.2

17)	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

	2025		2024
	(in millions)
Line of Business	(1) Gross	(2) Net of Loading	(1) Gross	(2) Net of Loading

Ordinary new business	$(0.1)	$(0.1)	$(0.1)	$(0.1)
Ordinary renewal	$(21.3)	$(21.3)	$5.3	$5.3
Group life	$—	$—	$0.4	$0.4
Group annuity	$0.1	$0.1	$0.1	$0.1

Total premium and annuity considerations deferred and uncollected	$(21.3)	$(21.3)	$5.7	$5.7

18)	SEPARATE ACCOUNTS

Separate Accounts’ Activity

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions in Separate Accounts.

•	Variable Life

•	Variable Annuities

In accordance with the domiciliary state procedures approving items within the Separate Accounts, the Separate Accounts classification of Variable Life and Variable Annuities are supported by Arizona Statute Section 20-651.

In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

As of December 31, 2025 and 2024, the Company’s Separate Account statement included legally insulated assets of $36,450.0 million and $9,320.5 million, and not legally insulated of $56,438.4 million and $23,510.2 million, respectively. The assets legally insulated include $32,283.3 million and $5,718.9 million of variable annuities and $4,166.7 million and $3,601.6 million for variable life as of December 31, 2025 and December 31, 2024, respectively. The assets not legally insulated included $56,284.6 million and $23,389.1 million of variable annuities and $153.8 million and $121.2 million of variable life as of December 31, 2025 and December 31, 2024, respectively.

In accordance with the products/transactions recorded within the Separate Accounts, some Separate Account liabilities are guaranteed by the General Account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.)

Most of the Separate Accounts’ products the Company offers with guarantees from the General Account do not have explicit charges broken out from other M&E charges. For products with explicit charges for guarantees from the General Account, the Separate Accounts’ have paid risk charges of $278.2 million, $0.9 million, $0.8 million, $0.7 million and $0.6 million for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

The General Account of the Company has paid $11.1 million, $0.9 million,$2.6 million, $5.3 million and $1.2 million toward Separate Account guarantees for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

The Company engages in securities lending transactions within the separate account. In accordance with such transactions conducted from the separate account, Equitable Financial Life of America Insurance Company follows the same policies and procedures from the general account, except as follows:

Description of deviation from general account policies/procedures

For the year-ended December 31, 2025, Equitable Financial Life of America Insurance Company loaned securities attributable to the following products/transactions in accordance with securities lending transactions:

•	Variable Life Insurance Products (product identifier) $1.7 million

•	Variable Annuities (product identifier) $133.9 million

Pursuant to the policies and procedures, Equitable Financial Life of America Insurance Company is required to obtain approval and/or otherwise notify the contract holders that assets backing their investments may be loaned in securities lending transactions.

Non- Cash

•	Variable Life Insurance Products (product identifier) $0.9 million

•	Variable Annuities (product identifier) $258.4 million

Fair Value of Assets Transferred as a Sale for Cash — None

Fair Value of Assets Transferred Not Reflected as a Sale for Cash — None

General Nature and Characteristics of Separate Accounts Business:

Separate and variable accounts held by the Company primarily represent funds for individual flexible payment variable annuity contracts of a nonguaranteed nature. These variable annuities generally provide incidental death benefit of the greater of account value or premium paid less any surrenders and surrender charges. Certain other separate accounts are used as funding vehicles for flexible premium variable life insurance policies, variable universal life insurance policies, survivorship variable universal life insurance policies, and corporate sponsored variable universal life insurance policies. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets and liabilities of these accounts are carried at market. This business has been included in Column 4 of the table below. Certain other separate accounts are used as funding vehicles for variable universal life insurance policies. These policies provide guaranteed interest rates of 4% or less or are segregated assets to support the equity indexed option of these policies. The assets of these separate accounts are carried at amortized cost. This business has been included in Column 1 and Column 2 of the table below.

Information regarding the Separate Accounts of the Company is as follows (in millions):

	Separate Accounts with Guarantees			Nonguaranteed
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less than/ equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, consideration or deposits at 12/31/25	$12,165.7	$—	$—	$4,613.6	$16,779.3

2. Reserves at 12/31/25
For accounts with assets at:
a. Market value	—	—	—	35,130.6	35,130.6
b. Amortized cost	53,582.9	—	—	—	53,582.9

c. Total reserves	$53,582.9	$—	$—	$35,130.6	$88,713.5

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal:	—	—	—	—
b. With MV adjustment	53,582.9	—	—	—	53,582.9
c. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
d. At market value	—	—	—	35,130.6	35,130.6
e. At book value without MV adjustment and with current surrender charge less than 5%	—	—	—	—	—

f. Subtotal	$53,582.9	$—	$—	$35,130.6	$88,713.5
g. Not subject to discretionary withdrawal	—	—	—	—	—

h. Total (Gross: Direct + Assumed)	$53,582.9	$—	$—	$35,130.6	$88,713.5

Reconciliation of Net Transfers To or (From) Separate Accounts (in millions):

1. Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
a. Transfers to Separate Accounts	$16,780.1
b. Transfers from Separate Accounts	9,104.3

c. Net transfers to or (from) Separate Accounts (a) - (b)	$7,675.8

2. Reconciling Adjustments:
a. CARVM Allowance — Reinsurance Treaty	$1,652.2
b.	$—
c.	$—

3. Transfers as Reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$9,328.0

Upon novation, the Company recorded directly to Separate Account surplus an adjustment representing a change in disallowed IMR of $(1.5) billion partially offset by the creation of a Deferred Asset under a non-economic novation (net of amortization) of $1.2 billion, netting to $(0.3) billion.

19)	UNPAID CLAIM AND CLAIM EXPENSES

The liability for unpaid claims and claim expenses as of December 31, 2025 and 2024 is as follows:

Liability for unpaid claims and claim expenses
	2025	2024
	(in millions)
Gross Balance at January 1	$227.0	$178.1
Less Reinsurance	72.9	65.4

Net Balance at January 1	$154.1	$112.7

Incurred Claims (net) Related to
Current Year	$313.9	$301.9
Prior Year	(32.8)	(19.8)

Total Incurred	$281.1	$282.1

Paid Claims (net) Related to
Current Year	$203.4	$188.3
Prior Year	60.6	52.4

Total Paid	$264.0	$240.7

Net Balance at December 31	$171.3	$154.1
Add Reinsurance	73.3	72.9

Gross Balance at December 31	$244.6	$227.0

The incurred claims attributable to insured or covered events of prior years were favorable to reserve levels by $32.8 million in 2025, primarily attributable to the favorable claim experience in relation to the reserve assumptions. The incurred claims attributable to insured or covered events of prior years were favorable to reserve levels by $19.8 million in 2024, primarily attributable to the favorable claim experience in relation to the reserve assumptions. There was no change to the liability associated with estimated anticipated salvage and subrogation.

20)	DEBT AND FEDERAL HOME LOAN BANK (“FHLB”)

Debt and Capital Notes

The Company has no debt or capital note obligations outstanding at December 31, 2025 or 2024.

Federal Home Loan Bank (“FHLB”)

The Company is a member of the Federal Home Loan Bank of San Francisco “FHLBSF”. Through its membership, the Company has conducted business activity (borrowings) with the FHLBSF. Borrowings are utilized for spread lending purposes and may be used to supplement liquidity sources. The Company has a capacity with the FHLBSF of up to 10% of admitted assets. The Company has determined the estimated maximum borrowing capacity as $11.3 billion.

FHLB Capital Stock — Aggregate Totals (in millions):

1.	Current Year

December 31, 2025	1 Total 2 + 3	2 General Account	3 Separate Accounts
(a) Membership Stock — Class A	$—	$—	$—
(b) Membership Stock — Class B	5.4	5.4	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total	$5.4	$5.4	$—
(f) Actual or estimated borrowing capacity as determined by the insurer	$11,344.0	xxx

2.	Prior Year

December 31, 2024	1 Total 2 + 3	2 General Account	3 Separate Accounts
(a) Membership Stock — Class A	$—	$—	$—
(b) Membership Stock — Class B	3.9	3.9	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total	$3.9	$3.9	$—
(f) Actual or estimated borrowing capacity as determined by the insurer	$2,496.0	xxx	XXX

Membership Stock (Class A and B) Eligible for Redemption

	12/31/2025	Current Period Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less than 1 Year	1 to Less than 3 Years	3 to 5 Years
1.	Class A	$—	$—	$—	$—	$—	$—
2.	Class B	$5.4	$5.4	$—	$—	$—	$—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

1.	Current Period Total General and Separate Accounts

December 31, 2025	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,020.9	$2,168.2	$200.0

2.	Current Year General Account

December 31, 2025	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,020.9	$2,168.2	$200.0

3.	Current Period Separate Accounts

December 31, 2025	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$—	$—	$—

4.	Prior Period Total General and Separate Accounts

December 31, 2024	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$—	$—	$—

Maximum Amount Pledged During Reporting Period

1.	Current Period Total General and Separate Accounts

December 31, 2025	Fair Value	Carrying Value	Amount of Borrowed at Time of Maximum Collateral
Total Collateral Pledged	$2,024.3	$2,168.2	$200.0

2.	Current Period General Account

December 31, 2025	Fair Value	Carrying Value	Amount of Borrowed at Time of Maximum Collateral
Total Collateral Pledged	$2,024.3	$2,168.2	$200.0

3.	Current Period Separate Accounts

December 31, 2025	Fair Value	Carrying Value	Amount of Borrowed at Time of Maximum Collateral
Total Collateral Pledged	$—	$—	$—

4.	Prior Year Total General and Separate Accounts

December 31, 2024	Fair Value	Carrying Value	Amount of Borrowed at Time of Maximum Collateral
Total Collateral Pledged	$—	$—	$—

Borrowing from FHLB

Amount as of the Reporting Date

1.	Current Year

December 31, 2025	1 Total 2 + 3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established
(a) Debt	$—	$—	$—	$—
(b) Funding Agreements	200.0	200.0	—	188.9
(c) Other	—	—	—	$—
(d) Aggregate Total (a+b+c)	$200.0	$200.0	$—	$188.9

2.	Prior Year-end

December 31, 2024	1 Total 2 + 3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	—
(c) Other	—	—	—	XXX
(d) Aggregate Total (a+b+c)	$—	$—	$—	$—

Maximum Amount During Reporting Period (Current Year)

December 31, 2025	1 Total 2 + 3	2 General Account	3 Separate Accounts
1. Debt	$—	$—	$—
2. Funding Agreements	200.0	200.0	—
3. Other	—	—	—
4. Aggregate Total	$200.0	$200.0	$—

FHLB Prepayment Obligations

Does the company have prepayment obligations under the following arrangements?
1. Debt	No
2. Funding Agreements	No
3. Other	No

21)	SHARE-BASED COMPENSATION

Certain employees of EFLIC who perform services for EFLOA participate in various share-based payment arrangements sponsored by Holdings. EFLOA was allocated $2.4 million, $2.6 million and $2.1 million of compensation costs, included in Operating expenses in the Statements of Operations for share-based payment arrangements during each of the years ended December 31, 2025, 2024 and 2023.

22)	SUBSEQUENT EVENTS

On March 26, 2026, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Equitable, Corebridge Financial, Inc., a Delaware corporation (“Corebridge”), Mountain Holding, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of Corebridge (“HoldCo”), Marcy Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo (“Equitable Merger Sub”), and Palisade Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo (“Corebridge Merger Sub”).

Equitable and Corebridge have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock merger transaction to combine their respective businesses by: (a) Corebridge Merger Sub merging with and into Corebridge, with Corebridge surviving such merger as a wholly-owned subsidiary of HoldCo (the “Corebridge Merger”), (b) immediately following the consummation of the Corebridge Merger, Equitable Merger Sub merging with and into Equitable, with Equitable surviving such merger as a wholly-owned subsidiary of HoldCo (the “Equitable Merger” and, together with the Corebridge Merger, the “Mergers”), and (c) as of the closing of the Mergers (the “Closing”), changing the name of HoldCo to “Equitable Holdings, Inc.”

The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement have been unanimously approved by the boards of directors of both companies. The transaction is expected to close by year-end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals and approval of shareholders of both Corebridge and Equitable.

Events and transactions subsequent to the balance sheet date have been evaluated by management, for purpose of recognition or disclosure in these financial statements, through their date of issue on April 7, 2026.